BORROWER: 3889













                          PLEDGE AND SECURITY AGREEMENT
                             ACLC 1999-2 SBL PROGRAM


                                     made by

            The Quizno's Corporation; The Quizno's Licensing Company;
         The Quizno's Acquisition Company; The Quizno's Realty Company;
             S & S Company; The Quizno's Operating Company; Quizno's
                      Kansas, LLC, collectively as Borrower


                                   in favor of


                        AMRESCO COMMERCIAL FINANCE, INC.,
                                as Secured Party





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PLEDGE AND SECURITY AGREEMENT (this "Security Agreement"), dated as of the date set forth on the signature page hereof, by The Quizno's Corporation; The Quizno's Licensing Company; The Quizno's Acquisition Company; The Quizno's Realty Company; S & S Company; The Quizno's Operating Company; Quizno's Kansas, LLC, (collectively the "Borrower"), in favor of AMRESCO COMMERCIAL FINANCE, INC., a Nevada corporation (together with its successors and assigns, the "Secured Party").

                             Preliminary Statements

     A. On the date hereof, the Secured Party will make certain loans
(each a "Loan" and, collectively, the "Loans") to the Borrower reflected in a Promissory Note to the Secured Party, dated the date hereof (the "Promissory Note"), in a form prepared by and acceptable to Secured Party, which Promissory Note will evidence the Borrower's obligation, inter, alia, (i) to repay the Loans, (ii) to guarantee the payment of delinquencies or defaults in respect of Program Loans (as defined therein) in an amount up to the Aggregate Credit Enhancement Amount (as defined therein), (iii) to pay rebatable Scheduled Monthly Credit Enhancement Obligation Payments (as defined therein) on each Loan and (iv) to pay interest and other amounts as set forth therein.

     B. It is a condition to the making of the Loans, that the Borrower shall have executed and delivered this Security Agreement whereby the Borrower, in order to provide security for the full payment when due of all amounts payable under the Promissory Note, shall pledge and grant to the Secured Party a security interest in the collateral described herein.

     NOW THEREFORE, in consideration of the foregoing and in order to induce the Secured Party to make the Loans available to the Borrower and for other good and valuable consideration, the receipt and sufficiency of which the Borrower hereby acknowledges, the Borrower and the Secured Party agree as follows:

                                   ARTICLE I

                          DEFINITIONS AND OTHER TERMS

     1.  Definitions and Other Terms.

          1.1. Defined Terms. The following terms shall have the meanings herein specified unless the context otherwise requires. All terms not otherwise defined herein shall have the meaning accorded to such terms in the Promissory Note. All terms defined in the singular will have the same meaning when used in the plural and vice versa.

     "Accounts" means "accounts" as such term is defined in the UCC.

     "Affiliate" means, with respect to any designated Person, any Person that, directly or indirectly, controls or is controlled by or is under common control with such designated Person and, without limiting the generality of the foregoing, shall include, (a) any Person who is a director or officer of, partner in, trustee of, or blood or legal relative, guardian or representative of the designated Person, or any Person who acts or serves in a similar capacity with respect to the designated Person, (b) any Person of which or whom the designated Person is a director or officer, partner, trustee, or blood or legal relative, guardian or representative, or with respect to which or whom, the designated Person acts or serves in a similar capacity; and (c) any Person, who, directly or indirectly, is the legal or beneficial owner of or controls ten percent (10%) or more of any class of equity securities of the designated Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Affiliate Guarantor" has the meaning ascribed to such term in Section 1.2.

     "Aggregate Credit Enhancement Amount" has the meaning ascribed to such term in the Promissory Note.

     "Applicable Collateral" means, for each Loan, the portion of the Collateral specifically relating to the Store which corresponds to such Loan (as set forth on Schedule 4 attached hereto).

     "Business" means all Stores operated by the Borrower.

     "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York City are authorized or obligated by law or executive order to be closed.

     "Cash Flow" means, for any period, with respect to any Person, an amount equal to (a) the sum of (i) pre-tax income, (ii) interest expense, (iii) depreciation and amortization, (iv) Discretionary Expenses, (v) Rental Expense and (vi) Non-Recurring Expenses less (b) Non-Recurring Income, all as reflected on such Person's financial statement for such period.

     "Chattel Paper" has the meaning ascribed to such term under the UCC.

     "Code" means the Internal Revenue Code of 1986 as amended.

     "Collateral" has the meaning ascribed to such term in Section 2.

     "Consolidated FCCR" means, for any period, the ratio of (a) the Borrower's Cash Flow for such period to (b) the sum of Fixed Charges and Rental Expense of the Borrower for such period.

     "Contracts" shall mean all contracts and agreements to which the Borrower now is, or hereafter will be, bound, or a party, beneficiary or assignee (other than rights evidenced by Chattel Paper, Documents or Instruments), including, without limitation, any franchise agreements or license agreements and all other agreements and documents executed and delivered with respect to such contracts, and all revenues, rentals and other sums of money due and to become due thereunder from any of the foregoing.

     "Copyrights" shall mean all United States or other registered and unregistered copyrights, all licenses thereto, and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world.

     "Credit Enhancement Amount" has the meaning ascribed to such term in the Promissory Note.

     "Default Rate" has the meaning ascribed to such term in the Promissory
Note.

     "Deposit Accounts" has the meaning ascribed to such term in the UCC.

     "Discretionary Expenses" means, with respect to any Person, the difference between (a) operating expenses for salaries, wages, benefits, and reimbursements and the like incurred by such Person and (b) the reasonable and customary expenses for salaries, wages, benefits, and reimbursements incurred by such Person, as determined by the Secured Party or any appointed servicer. Discretionary Expenses shall in no event be less than zero.

     "Distributions" means distributions, all salaries, fees and other compensation, and all reimbursement or indemnification, directly or indirectly, paid or payable to (or for the benefit of) any Affiliate of the Borrower, other than a Person who is an officer of the Borrower and is not otherwise an Affiliate of the Borrower. "Distributions" shall include, but not be limited to, any payment or reimbursement of travel and entertainment expenses, automobile expenses, and premiums or expenses associated with any insurance policy other than those expressly required to be maintained pursuant to Section 3.18 hereof.

     "Document" has the meaning ascribed to such term under the UCC.

     "EBITDA" means, for any period, with respect to any Person, earnings before interest, taxes, depreciation and amortization as reflected on such Person's audited financial statement for such period.

     "ERISA" means the Employee Retirement Income Security Act of 1974 as amended.

     "Equipment" means any "equipment", as such term is defined in the UCC, used or bought for use primarily in the Pledged Stores and not included within Inventory, now or hereafter owned or leased by the Borrower and, in any event, shall include, but shall not be limited to, all machinery, tools, computer software, office equipment, furniture, appliances, furnishings, fixtures, vehicles, motor vehicles, petroleum storage tanks and pumps, and any manuals, instructions and similar items which relate to the foregoing, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

     "Event of Default" has the meaning ascribed to such term in Section 7.

     "Financing Statements" means the UCC financing statements, prepared by Secured Party, and delivered to Borrower and which Borrower must execute and deliver to Secured Party as a condition under the Loan Documents.

     "Fixed Charges" means, with respect to any Person, for any period, without duplication, the aggregate of all amounts paid or accrued by such Person during such period with respect to Indebtedness, as determined in accordance with generally accepted accounting principles.

     "Franchise Agreement" means any franchise or license agreement or agreements with Borrower as franchisor or licensor, or as franchisee or licensee.

     "General Intangibles" shall mean "general intangibles" as such item is defined in the UCC and shall include, but not be limited to, royalties, writings, memoranda, confirmations, passbooks, signature cards, acknowledgements, understandings, contract rights, licenses, excluding liquor licenses, leases, permits, filings, consents, and approvals, and all puts, calls, options, warrants, and securities, and all security interests, Patents, inventions, processes, lists (including customer and suppliers lists), methods, and information (including proprietary information, director and shareholder, sales, business, financial, accounting, forecasts, projections, media, and other information), know-how, software, programs, plans, data, blueprints, designs, drawings, surveys, notices, Copyrights, Trademarks, tradenames, trade secrets, service marks, service names, logos and goodwill, and all recordings and registrations thereof, applications for recording or registration, renewals, modifications, supplements, reissues, continuations, extensions, divisions thereof and rights corresponding thereto, and all manuals, standards, practices, mail, advertisements, files, reports, books, catalogs, records, journals, invoices, and bills, and all rights (including voting rights, rights to receive notice or to consent, rights to payment, interest, dividends, distributions or earnings, rights to sue and enforce), powers (including powers of attorney), privileges, benefits, and remedies relating thereto or arising in connection therewith.

     "Goods" has the meaning ascribed to such term in the UCC.

     "Indebtedness" means, with respect to any Person, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, (d) all capitalized lease obligations of such Person, (e) all indebtedness of others secured by a Lien on any asset of such Person, whether or not such indebtedness has been assumed by such Person and (f) all indebtedness of others to the extent guaranteed by such Person.

     "Instrument" has the meaning ascribed to such term in the UCC (other than Instruments constituting Chattel Paper).

     "Insurance and Condemnation Proceeds" means (a) any and all proceeds of any insurance (insuring the Collateral or otherwise required to be maintained hereunder, including return of unearned premium), indemnity, warranty or guaranty payable to the Secured Party or Borrower from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Borrower, with respect to any of the Collateral, and (b) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority).

     "Inventory" means all inventory of the Borrower of every type or description, including all "inventory" as such term is defined in the UCC, now owned or hereafter acquired and wherever located, whether raw, in process or finished, and all materials usable in processing the same and all documents of title covering any inventory, including, without limitation, work in process, materials used or consumed in the Pledged Stores, now owned or hereafter acquired or manufactured by the Borrower and held for sale in the ordinary course of its business; all present and future substitutions thereof, parts and accessories thereof and all additions thereto; and all Proceeds thereof and products of such inventory in any form whatsoever.

     "Lease Obligations" means with respect to any Person, any obligations of such Person in connection with any leases for personal property (including Equipment) or real property, to the extent such obligations are not included in Indebtedness.

     "License" means any license to use the Trademarks in connection with the operation of the Business.

     "Lien" means any deed, mortgage, pledge, security interest, hypothecation, collateral assignment, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC).

     "Liquor License" means all liquor licenses issued to, or used by, Borrower or any Affiliate of Borrower in connection with the Stores including, but not limited to, all liquor licenses listed on Schedule 5 attached hereto.

     "Loan" and "Loans" have the meanings ascribed to such terms in the preliminary statements of this Security Agreement.

     "Loan Amount" shall have the meaning ascribed to such term in the Promissory Note.

     "Loan Documents" means the Promissory Note, this Security Agreement and any guarantee, mortgage, deed of trust or other instrument, agreement, certificate or other writing, now or hereafter executed and delivered in connection with the Promissory Note or the Obligations.

     "Make Whole Premium" means: (a) for a Fixed Rate loan has the meaning ascribed to such term in the Fixed Rate Promissory Note, and (b) for an Adjustable rate loan means the same as "Prepayment Premium" as such term is defined in the Adjustable Promissory Note.

     "Non-Recurring Expenses" and "Non-Recurring Income" mean expenses or income, as the case may be, that is extraordinary and generally not reflected in any prior period or reasonably anticipated to be incurred in any subsequent period received.

     "Note Amount" has the meaning ascribed to such term in the Promissory Note.

     "Obligations" means each and every obligation, covenant, agreement, Indebtedness and liability of the Borrower to the Secured Party evidenced by, arising under or in connection with the Promissory Note (including, without limitation, indebtedness, obligations and liabilities in respect of principal, interest, the Make Whole Premium, the Credit Enhancement Amount and the Scheduled Monthly Credit Enhancement Obligation Payments for each of the Loans), this Security Agreement, or any other Loan Document, and any future advances thereon, renewals, extensions, modifications, amendments, substitutions and consolidations thereof, including the Borrower's obligations to pay (or reimburse the Secured Party for) all costs and expenses (including attorneys fees and disbursements) incurred by the Secured Party in obtaining, maintaining, protecting and preserving its interest in the Collateral or its security interest therein, foreclosing, retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral and Liquor Licenses (if any) or in exercising its rights hereunder or as a secured party under the UCC, any other applicable law, regulation or rule or this Security Agreement, including interest on such costs and expenses which shall accrue at the rate of eight percent (8%) per annum, and all other indebtedness, obligations and liabilities of any kind of the Borrower to the Secured Party, now or hereafter existing (including future advances whether or not pursuant to commitment), arising directly between the Borrower and the Secured Party relating to the Loan Documents, whether absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or direct or indirect, including the Borrower's liabilities to the Secured Party as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

     "Patents" means all United States or other registered and unregistered patents, all licenses thereto, and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world, including, but not limited to, those patents listed on Schedule 6 attached hereto.

     "Permitted Liens" means any and all of the Liens set forth on Exhibit B attached hereto.

     "Person" means any individual, corporation, partnership, unincorporated association, firm, trust, joint stock company, joint venture or other entity of whatever nature.

     "Pledged Stores" means those Stores listed on Schedule 1 attached hereto.

     "Principal Party" shall have the meaning ascribed to such term in Section 7(e).

     "Proceeds" shall mean "proceeds" as such term is defined in the UCC or under other relevant law and shall include, but shall not be limited to, (a) any and all proceeds of any insurance (insuring the Collateral or otherwise required to be maintained hereunder, including return of unearned premium), indemnity, warranty or guaranty payable to the Secured Party or Borrower from time to time, and claims for insurance, indemnity, warranty or guaranty effected or held for the benefit of the Borrower, with respect to any of the Collateral and Liquor Licenses (if any), (b) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral and Liquor Licenses (if any) by any governmental authority (or any person acting under color of governmental authority) and (c) any and all interest, income, dividends, distributions and earnings on the Collateral and Liquor Licenses (if any) or other monies, revenues or other amounts derived from the Collateral and Liquor Licenses (if any), including any such amounts received in connection with any disposition of the Franchise Agreement.

     "Program" means the ACLC 1999-2 SBL Program of loans to Program Borrowers.

     "Program Borrower" has the meaning ascribed to such term in the Promissory Note. In addition, in the Secured Party's opinion, all Program Borrowers substantially comply in all material respects with the Secured Party's current underwriting guidelines for loans to small business owners, and in no event will loans be made to Program Borrowers where (a) the Pledged Store has less than one year of seasoning, and (b) (i) the most recent annual revenue of the Borrower is less than $500,000 or (ii) the most recent annual Borrower Cash Flow is less than $100,000.

     "Program Loan Deficiencies" has the meaning ascribed to such term in the Promissory Note.

     "Promissory Note" has the meaning ascribed to such term in the preliminary statements to this Security Agreement.

     "Property" means the real property or properties on which the Pledged Stores are located, as more specifically described on Schedule 1 attached hereto.

     "Rental Expense" means, with respect to any Person, for any period, the aggregate of all amounts paid or accrued with respect to Lease Obligations during such period, as determined in accordance with generally accepted accounting principles.

     "Required Consolidated FCCR" has the meaning ascribed to such term in
Section 3.15.

     "Scheduled Monthly Credit Enhancement Obligation Payment" shall have the meaning ascribed to such term in the Promissory Note.

     "Scheduled Monthly Loan Payment" shall have the meaning ascribed to such term in the Promissory Note.

     "Securitization" means the sale, pledge, grant of a security interest, collateral assignment, transfer and delivery or other encumbrance or disposition of all or any portion of the Program Loans (or the Secured Party's rights and powers therein) by the Secured Party, from time to time, to one or more of its Affiliates or to other Persons, including the sale of the Program Loans by the Secured Party to one or more Persons who will issue debt instruments or equity certificates backed by such Program Loans and the servicing of such Program Loans by Person appointed as servicer in connection therewith.

     "State" shall have the meaning ascribed to such term in the Promissory
Note.

     "Store" means a business/commercial property owned and/or operated by the Borrower and includes all aspects of the operating unit, and Borrower's chief executive office.

     "Trademarks" shall mean all United States or other registered or unregistered trademarks, trade names, service marks and service names, together with the goodwill of the business connected with the use thereof, and symbolized thereby, all licenses thereto (including the License, if applicable) and all applications therefor, and all reissues, divisions, continuations, renewals, extensions, modifications, supplements thereto or to any part thereof, and the right to sue for past, present and future infringements of the foregoing, and all rights corresponding to the foregoing throughout the world, including, but not limited to, those trademarks listed on Schedule 6 attached hereto.

     "UCC" means the Uniform Commercial Code (or any comparable law) in effect in any relevant jurisdiction the laws of which govern the perfection of security interests hereunder.

     "UCC Search" means the security interest, tax lien, suit and judgment search of the Borrower conducted in the locations set forth on Schedule 2 hereto.

          1.2. Certain Calculations. For the purposes of calculating the Borrower's Cash Flow, Discretionary Expenses, Non-Recurring Expenses, Non-Recurring Income, Indebtedness and Lease Obligations, the term "Borrower" shall mean the Borrower and any Affiliate of the Borrower (an "Affiliate Guarantor") that is providing the Secured Party with a guarantee of any of the Borrower's Obligations and the term "financial statement" shall mean a consolidated financial statement of the Borrower and such Affiliate.

          1.3. Rules of Construction. When used in this Security Agreement: (a) "or" is not exclusive; (b) a reference to a law includes any amendment or modification of such law; (c) a reference to a Person includes its permitted successors and permitted assigns; and (d) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms.

                                   ARTICLE II

                               SECURITY INTERESTS

     2. Security Interests.

          2.1. Pledge and Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all of the Obligations, the Borrower hereby pledges and grants to the Secured Party, a continuing security interest in, and Lien on, all of the Borrower's right, title and interest in and to the following (collectively, the "Collateral"): (a) all Accounts, Goods, Documents, Chattel Paper, Deposit Accounts, Instruments, Inventory, Equipment, General Intangibles, Contracts (including the Franchise Agreement and License, if applicable), certificates of title, fixtures, money, securities, deposits, credits, claims, demands, assets and other personal property, now owned, existing, hereafter acquired, held, used, sold or consumed in connection with or related to the Stores or the Pledged Stores and any other property, rights and interests of the Borrower which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of the Secured Party or any of its agents, representatives, associates or correspondents, in connection with the foregoing; any and all additions and accessions, replacements, substitutions, and improvements, of or to all the foregoing; and all products, rents, profits, offspring and Proceeds thereof and (b) all Accounts, Goods, Documents, Chattel Paper, Deposit Accounts, Instruments, General Intangibles, Contracts (including the Franchise Agreement and License, if applicable), certificates of title, money, securities, deposits, credits, claims, demands, assets and other personal property of Borrower, whether now owned, existing, hereafter acquired, held, used, sold or consumed, and any other property, rights and interests of the Borrower which at any time relate to, arise out of or in connection with the foregoing or which shall come into the possession or custody or under the control of the Secured Party or any of its agents, representatives, associates or correspondents, in connection with the foregoing; any and all additions and accessions, replacements, substitutions, and improvements, of or to all the foregoing; and all products, rents, profits, offspring and Proceeds thereof. Without limiting the generality of the foregoing, this Security Agreement also secures the payment of all amounts which constitute part of the Obligations and would be owed by the Borrower to the Secured Party but for the fact they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower. Anything in this Security Agreement to the contrary notwithstanding, the security interest created hereby and the definition of the term "Collateral," shall not include any property or assets, tangible or intangible, which Borrower may hereafter acquire and which is not (i) royalties, a Franchise Agreement, a license of Trademarks or similar agreement in which Borrower is the franchisor or licensor (except as provided otherwise by the Loan Documents); (ii) acquired, held, used, sold, or consumed in connection with or related to the Pledged Stores; or (iii) an addition, accession, replacement, substitution, or improvement to the foregoing sub-parts (i) and (ii) or any product, rent, profit, offspring or Proceed thereof; provided that the Lien of Secured Party on personal property (tangible or intangible) acquired by Borrower subsequent to the closing of the Loans (other than such personal property set forth in sub-part (i) above, and any addition, accession, replacement, substitution, or improvement thereto or any product, rent, profit, offspring or Proceed thereof, or personal property used in a Pledged Store other than Borrower's chief executive office) shall be subordinate to any Lien thereon belonging to the Person financing such personal property and such subordination shall be self operative without need for further instruments of subordination.

          2.2. Security Interest Absolute. All rights of the Secured Party and the security interests hereunder shall be absolute and unconditional irrespective of:

          (a) any change in the time, manner, amount or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory
Note or any other Loan Document;

          (b) any exchange, release or nonperfection of all or any part of the Collateral or any other collateral, or any release from, amendment to, waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (c) to the fullest extent permitted by law, any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third party pledgor.


                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     3. Representations, Warranties and Covenants. The Borrower hereby represents, warrants and covenants that:

          3.1. Organization. The Borrower (unless the Borrower is an individual) is and will continue to be duly formed, validly existing and in good standing under the laws of the state of its organization set forth on Schedule 1 and is duly authorized to do business in, and is in good standing in each jurisdiction where the Business or the Property is located and where such organization, qualification or standing is necessary, required or proper in connection with the Borrower's ownership or use of the Liquor Licenses (if any), or the Collateral or the Property or the conduct of the Business.

          3.2. Power and Authority. The Borrower (and, with respect to clause
(c), below, in the case of Loan Documents executed by an Affiliate Guarantor, each such Affiliate Guarantor) has all requisite power, authority and the legal right and all necessary permits, consents, licenses and authorizations (a) to own the Collateral, (b) to conduct the Business, (c) to hold the Liquor License (if any), and (d) to execute, deliver and perform its obligations under this Security Agreement, the Promissory Note and the other Loan Documents.

          3.3. Execution and Delivery; Enforceability. Upon execution, this Security Agreement, the Promissory Note and the other Loan Documents will be duly executed and delivered by the Borrower (and in the case of Loan Documents executed by an Affiliate Guarantor, by each such Affiliate Guarantor). Upon execution, each of this Security Agreement, the Promissory Note and the other Loan Documents will constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms.

          3.4. Name; Chief Executive Office; Location.

          (a) The Borrower's legal name, federal tax payor identification number, and mailing address are accurately set forth on Schedule 1. The Borrower has not merged, consolidated, acquired all or substantially all of the assets of any other Person, or except as disclosed on Schedule 1, used any other name (whether in connection with the Business, Property or the Collateral or for business, obtaining credit or financing or otherwise) in the last five years.

          (b) The Borrower's principal place of business, chief executive office (and, if the Borrower is an individual, residence) is accurately set forth on Schedule 1.

          (c) The Borrower operates and shall continue to operate the Pledged Stores from the Property at the address(es) and in the county(ies) and state(s) set forth in Schedule 1. Schedule 1 correctly discloses that the Borrower either
(i) is sole record owner of the Property or (ii) leases (or subleases) the Property and the record owner of each Property is the person or entity disclosed on Schedule 1. All personal property of the Borrower owned, acquired, held, used, sold or consumed in the Pledged Stores including Accounts, Goods, Inventory, Equipment, General Intangibles, Contracts, Chattel Paper, Instruments, Documents, Liquor Licenses, certificates of title, fixtures, securities and money, and all writings relating thereto and records thereof, books of record or account, employees, business, offices and operations are located at and conducted out of such Property or at its chief executive office.

          (d) The Borrower will neither change its name, federal tax payor identification number, or its chief executive office (or, if an individual, residence), nor the location of its business, property or assets (including the Pledged Stores, the Liquor License (if any), and the Collateral), nor assume a different name, nor conduct its business or affairs under any other name or in any other location, nor merge, consolidate, or change its corporate structure (whether by stock sale, issuance, purchase or otherwise), nor change its use of any item of Collateral, or the Liquor License (if any), without in each instance providing the Secured Party with not less than sixty (60) days prior written notice of the proposed action and specifying within such notice and with reasonable clarity and particularity the timing and nature of such proposed action. Additionally, the Borrower shall provide such other information in connection with the proposed action as the Secured Party may reasonably request and shall have taken all action, reasonably satisfactory to the Secured Party, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          3.5. No Conflict. The Borrower's (and in the case of Loan Documents executed by an Affiliate Guarantor, such Affiliate Guarantor's) execution, delivery and consummation of the transactions contemplated by this Security Agreement, the Promissory Note and other Loan Documents do not and will not (with the passage of time or otherwise) (a) conflict with, violate or constitute a default under any law, rule, regulation, order, decree, contract, agreement (including the Franchise Agreement, if applicable), note, mortgage, bond, indenture, lease, license, or obligation of or applicable to the Borrower (or such Affiliate Guarantor), the Liquor License (if any) or the Collateral or (b) grant, create or result in any Lien in favor of any person (other than the Secured Party) on or to the Business or any other property or assets of the Borrower (including the Collateral and the Franchise Agreement, if applicable).

          3.6. No Consent Required. Except for the filing of the Financing Statements in the locations set forth on Schedule 2 hereto (and, if applicable, the recording of the mortgage or deed of trust included in the Loan Documents), no consent of any other Person and no authorization, approval or other action by and no notice to or filing with, any court, government, agency or regulatory authority is required (a) for the grant by the Borrower of the pledge and security interest granted hereby or for the execution, delivery or performance of this Security Agreement, the Promissory Note and other Loan Documents or (b) for validity, perfection or maintenance of the pledge, lien and security interest created hereby.

          3.7. Affiliates. Schedule 3 contains a complete and accurate list of all Affiliates of the Borrower (including Affiliate Guarantors) who have executed and delivered any note, security agreement, guarantee or other loan document to the Secured Party.

          3.8. Title to the Collateral. The Borrower has and, subject to
Section 4, will maintain good and marketable title to the Collateral, the Franchise Agreement (if applicable), and the Liquor License (if any) free of all Liens (other than Permitted Liens and the security interest granted to the Secured Party hereunder) and such Collateral, Franchise Agreement (if applicable), and the Liquor License (if any), are sufficient to enable a franchisee to operate the Pledged Stores at the Property in accordance with the Franchise Agreement.

          3.9. No Liens. Except as shown on the UCC List attached hereto as Exhibit A, there is no Lien (including any federal or state tax lien), suit (including any action, proceeding, or other litigation pending, or to the Borrower's knowledge, threatened) or judgment (including any award, injunction, order) filed with, registered, indexed or recorded in any public office, court, arbitration panel, administrative agency or regulatory authority (or intended so to be), directly or indirectly, identifying or encumbering or covering or involving the Collateral, the Franchise Agreement (if applicable), or the Liquor License (if any) or which could have a material adverse effect on the Borrower, any Pledged Store or the Borrower's ability to perform its Obligations. All Liens listed on Exhibit A shall be removed upon funding of the Loan unless such lien is specifically identified as a Permitted Lien. Other than the security interest granted to the Secured Party hereunder and the Permitted Liens, and except as provided in Section 4 hereof, the Borrower has not and, without the prior written consent of the Secured Party, will not enter into any agreement or understanding or take, permit or suffer to exist any action (including the filing of a financing statement, agreement, pledge, mortgage, notice or registration) or event (whether by operation of law or otherwise) for the purpose of, or that may have the effect of, directly or indirectly, (a) granting a Lien on (including any state or federal tax lien), pledging, transferring, assigning, selling, disposing of, or encumbering any Collateral, the Franchise Agreement (if applicable), or the Liquor License (if any), any interest therein or rights pertaining thereto or involving the Borrower or the Pledged Stores, or
(b) changing, modifying, supplementing, or increasing the amount of credit, loans, indebtedness or value secured by the Permitted Liens, if any, or the amount, property or assets encumbered thereby.

          3.10. Maintenance of Collateral and Business. At the Borrower's sole cost and expense, the Borrower shall (a) keep, use, operate and maintain the Collateral, the Pledged Stores, the Business and the Property in accordance with applicable laws, rules, and regulations, and in accordance with the standards established by the franchisor under the Franchise Agreement (if applicable), (b) operate the Pledged Stores at the Property and in accordance with the Franchise Agreement (if applicable) and customary, prudent business practices, and at all times fully comply with terms and provisions of the Franchise Agreement (if applicable), (c) fully comply with all current and future laws and regulations concerning the storage and sale of petroleum products, if applicable, and (d) not do or suffer to be done any act whereby the value of the Collateral, the Property, the Liquor License (if any), or any Pledged Store or any part or interest therein may be lessened in any material respect. The Borrower shall notify the Secured Party promptly of any actual or threatened destruction or material damage or impairment of any Pledged Store, the Collateral, the Property, the Liquor License (if any), or if Borrower receives a notice of violation from any governmental entity or agency.

          3.11. Perfected Security Interest. This Security Agreement and the grant and transfer of the Collateral hereunder creates a valid and enforceable security interest in the Collateral. Upon filing of the Financing Statements in the locations set forth on Schedule 2 hereto, such security interest will be perfected and subject to no prior or equal security interest other than and only to the extent of the Permitted Liens and the Liens of any other Person permitted by Section 2.1 of this Security Agreement. The execution and filing of the Financing Statements has been duly authorized by all appropriate action on the part of the Borrower (and any other Person named as debtor therein) and the Borrower (and any other Person named as debtor therein) has duly executed the Financing Statements.

          3.12. No Violation; Indemnity. The Borrower has not and shall not acquire, obtain, make, manufacture, produce, operate, hold, possess, maintain, use, sell, transfer, grant, pledge, or dispose of (for purposes of this Section 3.12, collectively "the Borrower's use") any of its Business, securities, property or assets (including any proceeds of the Loans, the Collateral, the Liquor License (if any), and the Property) in violation of any statute, law, rule, ordinance, regulation, policy, procedure, injunction, award, decree, judgment, contract, agreement (including the Franchise Agreement, if applicable), understanding, or right or interest of any other Person (for purposes of this Section 3.12, each such event a "violation"), and to the Borrower's knowledge no such violation has been made by any other Person and no basis for a claim of any such violation exists. The Borrower shall indemnify and hold the Secured Party harmless from and against any such violation, and any other loss, liability, damage, cost or expense whatsoever (including attorneys' fees and disbursements) arising out of or in connection with the Borrower's use of any of its Business, securities, property or assets (including any proceeds of the Loans, the Collateral, the Liquor License (if any), and the Property).

          3.13. Franchise Agreement. The Borrower, if a franchisee or a franchisor under a Franchise Agreement, is and will continue to be in good standing under such Franchise Agreement. The Borrower, if a franchisee or franchisor under a Franchise Agreement, has not breached and is not in default under the Franchise Agreement and shall not breach or be in default under the Franchise Agreement and The Borrower has no knowledge of any claim of (or basis for any claim of) any such breach or default, except as stated on Schedule 7 attached hereto. The Borrower, if a franchisee under a Franchise Agreement, shall not terminate or fail to renew the Franchise Agreement; and the Borrower has no knowledge of any claim of (or basis for any claim of) any such termination or nonrenewal. The Borrower agrees to fully comply, at the Borrower's own cost and expense, with the terms of the License and the Franchise Agreement (including any renewal option) and to promptly notify the Secured Party of any adverse development with regard to the Franchise Agreement or the License, including any claim of breach of or default under, or threat of nonrenewal or termination of, or litigation involving the Franchise Agreement or the License.

          3.14. Operating Experience. The Borrower has had at least two years experience operating a business or businesses similar to the Business of the Pledged Store. In addition, each Pledged Store has been operating for at least twelve months.

          3.15. FCCR. During the term of this Security Agreement, the Borrower shall maintain a Consolidated FCCR of not less than 1.35:1 (the "Required Consolidated FCCR"). All calculations of the Consolidated FCCR shall be based upon the financial information furnished by the Borrower hereunder (see Sections
3.21 and 3.22) for the twelve-month period ending December 31 of each year or more frequently as the Secured Party may from time to time reasonably request.

          3.16. Limitation on Indebtedness, Lease Obligations and Distributions. The Borrower shall not, directly or indirectly, incur any Indebtedness, Lease Obligations or make or become obligated to make any Distributions if after giving effect to such incurrence or payments, the Consolidated FCCR would be less than 1.50:1.

          3.17. Inspection. The Borrower shall allow the Secured Party, its agents and representatives, from time to time, to inspect the Collateral, the Property, the Liquor License (if any) and the Borrower's books and records pertaining thereto or otherwise to the Business, and the Borrower will assist (and permit abstracts and photocopies of the Borrower's books and records to be taken and retained by) the Secured Party, its agents and representatives in making any such inspection.

          3.18. Insurance. At the Borrower's sole cost and expense, the Borrower shall

          (a) (i) keep the Collateral (which for purposes of this Section 3.18 includes the Property) insured against loss or damage by fire, theft, collision and other hazards (including flood, if no certification or other evidence satisfactory to the Secured Party is delivered to the Secured
Party to the effect that the Property is not located within a federally designated special flood hazard area) as may be required by the Franchise Agreement (if applicable), or the Secured Party and by policies of fire, extended coverage and other insurance with such company or companies, in such amounts (and, with respect to policies required for property, fire and flood insurance in an amount not less than the lesser of (A) the replacement value thereof, and (B) the Loan Amount payable under the Promissory Note), as may be required by the Franchise Agreement (if applicable) and the Secured Party, but in no event less than the minimum amount required to prevent the imposition of any coinsurance requirement on the insured, (ii) maintain liability insurance of not less than one million dollars, (iii) maintain business interruption insurance with scope and coverage reasonably satisfactory to the Secured Party, and (iv) maintain such other insurance (including certain minimum levels of acceptable workers' compensation, property damage, general public liability insurance) as may be required by law or by the Franchise
Agreement (if applicable);

          (b) cause all insurance policies required hereunder (i) to be maintained by providers either (A) having ratings of not less than B++ from A.M. Best Company Inc. (or comparable ratings from a comparable rating agency) or (B) who, if not so rated, have been approved by the Secured Party and (ii) to contain a standard lender's loss payable endorsement or mortgagee's endorsement providing for payment directly to the Secured Party and/or its designees and to provide for a minimum of thirty (30) days notice to the Secured Party prior to cancellation or modification or nonrenewal;

          (c) timely pay all premiums, fees and charges required in connection with all of its insurance policies and otherwise continue to maintain such policies in full force and effect;

          (d) promptly deliver the insurance policies, certificates (and renewals) thereof or other evidence of compliance herewith to the Secured Party; and

          (e) promptly notify the Secured Party of any loss covered by such insurance policies and allow the Secured Party to join the Borrower in adjusting any loss in excess of $50,000.

          3.19. Loan Proceeds. No part of the proceeds of the Loans will be used, directly or indirectly, for the purpose of buying or carrying any "margin stock" within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System. The Borrower intends to and agrees to use the proceeds of the Loans solely for the lawful, proper business or commercial purpose(s) set forth in its application for the Loans and Secured Party's commitment letter.

          3.20. Solvency. The Borrower (and each Affiliate Guarantor) is solvent and, after giving effect to the Obligations, will continue to be solvent.

          3.21. Reporting Requirements. The Borrower agrees to provide to the Secured Party within twenty (20) days after June 30 and December 31 of each calendar year during the term of this Security Agreement, a compliance certificate (in the form attached hereto as Exhibit C). The Borrower further agrees to provide to the Secured Party: (a) within seventy-five (75) days after December 31st of each calendar year and as the Secured Party may reasonably request from time to time, consolidated Borrower and individual Pledged Store internally generated financial statements covering the twelve (12) month period then-ended; and (b) copies of such other reports and information as the Secured Party may from time to time request. The financial statements furnished to the Secured Party in connection with the Borrower's application for the Loans and hereunder shall reflect all Indebtedness and Lease Obligations of the Person covered thereby and shall be sufficiently detailed to allow the Secured Party to calculate the Consolidated FCCR.

          3.22. Accuracy of Information. All information, reports, statements and financial and other data furnished (or hereafter furnished) by the Borrower to the Secured Party, its agents or representatives hereunder or in connection with the Borrower's application for the Loans and the Obligations, are (and shall be on the date so furnished) true, complete and correct. Borrower hereby authorizes Secured Party to request credit bureau reports while any of the Obligations are outstanding.

          3.23. Employee Benefit Plans.

          (a) Definitions.

          "Employee Benefit Plan" means any group health insurance, group life insurance, medical, ss.401(k), profit sharing, defined benefit, pension, cafeteria, SIMPLE, SEP, Borrower-sponsored IRA or any other employee benefit plan sponsored by the Borrower, including without limitation any program, arrangement or plan within the meaning of Section 3(3) of ERISA.

          "Borrower." For purposes of this Section 3.23, the term "Borrower" shall include all employers (whether or not incorporated) which by reason of common control or otherwise are treated together with Borrower as a single employer within the meaning of the Internal Revenue Code ("Code"), including without limitation under Code Sections 414(b), (c), (m), (n) or
(o).

          (b) Employee Benefit Plans Comply With ERISA and Code. For every Employee Benefit Plan (i) the Employee Benefit Plan is in compliance with ERISA and the Code, (ii) no accumulated funding deficiency within the meaning of ERISA or the Code has been incurred, and (iii) neither Borrower nor any other party has applied for or obtained a waiver from the Internal Revenue Service of any minimum funding requirement. Each Employee Benefit Plan intended to be qualified under the Code has been determined to be qualified by the Internal Revenue Service and nothing has occurred since the date of the last determination which resulted or is likely to result in the revocation of the determination.

          (c) No PBGC or Withdrawal Liability. Borrower has not incurred any liability to the Pension Benefit Guaranty Corporation ("PBGC") in connection with any Employee Benefit Plan or ceased operations at any facility or withdrawn from any Employee Benefit Plan in a manner which could give rise to liability under ERISA. For example and without limitation, no Employee Benefit Plan has been a plan for which a "reportable event," within the meaning of Section 4043 of ERISA, has occurred, or to the knowledge of Borrower, has been a plan for which any liability to the PBGC has been or is expected to be incurred. Borrower has not incurred any withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of ERISA to any Employee Benefit Plan which is a multiemployer plan (as defined by ERISA), and no event has occurred, and there exists no condition or set of circumstances, which presents a material risk of the occurrence of any withdrawal from or the partition, termination, reorganization or insolvency of any multiemployer plan which could result in any liability with respect to a multiemployer plan. Borrower has not been notified by the sponsor of any multiemployer plan that the multiemployer plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and operations have not ceased at any facility which would subject Borrower to the provisions of Section 4062(e) of ERISA. No proceeding has been instituted on behalf of any multiemployer plan against Borrower to enforce Section 515 of ERISA.

          (d) No Tax or Other Liability. Borrower has no liability for any Employee Benefit Plan for any lien, tax, penalty or excise tax under ERISA or the Code. Other than claims for benefits submitted by participants or beneficiaries, no claim, lawsuit or cause of action against or proceeding involving any Employee Benefit Plan is pending or, to Borrower's knowledge, threatened by any party. Except to the extent required under
Section 601 et seq. of ERISA and Section 4980B of the Code, Borrower provides no benefits described in Section 3(1) of ERISA to any retired or former employee or is obligated to provide benefits to or on behalf of any employee following the employee's retirement or other termination of service with Borrower.

          (e) No Prohibited Transactions. No transaction relating to any Employee Benefit Plan proscribed by Section 406 of ERISA ("Prohibited Transaction") has occurred for which an exemption is not expressly available and applicable under ERISA. Furthermore, to the extent within the knowledge or control of the Borrower, neither the execution and delivery of this Security Agreement, the acquisition of the Promissory Note by Secured Party or its Assigns, nor the consummation of any other transaction contemplated by this Security Agreement constitutes or will constitute a Prohibited Transaction with respect to any Employee Benefit Plan for which an exemption is not expressly available and applicable under ERISA.

          (f) All Employee Benefit Plans Funded and Currently In Compliance. Borrower has performed all of Borrower's obligations under all Employee Benefit Plans. Full and timely payment has been made of all amounts which Borrower is required, under applicable law or under any Employee Benefit Plan or any other agreement to which Borrower is a party, to have paid for each Employee Benefit Plan. Borrower has made adequate provision for reserves for all obligations and liabilities under each Employee Benefit Plan that have accrued but are not yet due under the terms of any Employee Benefit Plan or related agreements.

          (g) Transaction Will Not Trigger Benefits. The execution and delivery of this Security Agreement, and the consummation of the transactions contemplated by this Security Agreement, will not (i) result in any payment by Borrower (including, without limitation, severance, unemployment compensation, parachute payment, bonus or otherwise) becoming due to any director, employee, or independent contractor of Borrower under any Employee Benefit Plan, agreement or otherwise, (ii) increase any benefits otherwise payable under any Employee Benefit Plan or agreement, or (iii) increase or create any liability referred to in either Section
3.23(b) or 3.23(c) above.

          3.24. Taxes. The Borrower and each of its Affiliates and each entity which might have tax liabilities for which the Borrower or any of its Affiliates is or may be liable, has filed all tax returns and paid all taxes required by law to be filed or paid, which have become due pursuant to said returns (or which to the knowledge of the Borrower are due and payable) and on all assessments received by the Borrower, such Affiliate or such entity, as the case may be. No extensions of the time for the assessment of deficiencies have been granted by the Borrower or any of its Affiliates. There are no material Liens on any properties or assets of the Borrower or any of its Affiliates imposed or arising as a result of the delinquent payment or the nonpayment of any tax, assessment, fee or other governmental charge. To the best of Borrower's knowledge, the income tax returns of the Borrower and its Affiliates have been examined and reported upon by the relevant tax authorities, or closed by applicable statutes of limitations, for all fiscal years through the fiscal year ended December 31, 1990, and neither the Borrower nor any of its Affiliates nor any such entity has given or consented to any waiver of the statute of limitations with respect to its tax liabilities for any such year. Adequate provision has also been made for all other taxes (whether past, current or deferred, federal, provincial, local or foreign, due or to come due) on such balance sheet, and the Borrower knows of no transaction or matter which might or could result in additional tax assessments to the Borrower or any of its Affiliates in the ordinary course since the date of such balance sheet. There are no applicable taxes, fees or other governmental charges payable by the Borrower or any of its Affiliates in connection with the execution and delivery of this Agreement, and the other Loan Documents by the Borrower or any of its Affiliates or the offer, issuance, sale and delivery of the Promissory Note by the Borrower.

          3.25. Property Leases. The Borrower, if a tenant or subtenant under a lease or sublease of the Property, shall not terminate any such lease or sublease (other than any lease or sublease of the Property located at 1415 Larimer Street, Denver, Colorado) and the Borrower has no knowledge of any claim of (or basis for any claim of) any such termination. The Borrower agrees to exercise and fully comply with the terms of all renewal options provided for in such lease or sublease, and to promptly notify the Secured Party of any adverse development with regard to the threat of nonrenewal or termination of such lease of sublease.

          3.26. Liquor License. Liquor licenses have been issued to Borrower by both the State of Colorado and local licensing authority with respect to Borrower's location(s) set forth on Schedule 5. The Liquor Licenses are and will continue to be in full force and in good standing, and Borrower shall pay any and all fees and costs in connection therewith. Borrower is not in violation of the Liquor Licenses and Borrower shall not fail to renew the Liquor Licenses. Borrower agrees to fully comply, at Borrower's own cost and expense, with the terms and conditions of the Liquor Licenses.

          3.27. Release of Franchise Agreements. Upon Secured Party's receipt of written request from Borrower, Secured Party shall release all Liens in those Franchise Agreements entered into subsequent to the date that Borrower achieves Seven Million Dollars ($7,000,000.00) in EBITDA and a Consolidated FCCR of 2.00:1 for the most recent consecutive twelve (12) month period and all Liens in the royalties received from such Franchise Agreements.


                                   ARTICLE IV

             SPECIAL PROVISIONS CONCERNING INVENTORY, EQUIPMENT AND
                                  REAL PROPERTY

     4. Special Provisions Concerning Inventory, Equipment and Real
Property. The Borrower shall do nothing to impair the rights of the Secured Party in the Inventory and the Equipment and shall cause the Inventory and the Equipment to at all times be, constitute and remain personal property subject to the security interest granted to the Secured Party. Notwithstanding the preceding sentence, provided the Borrower is not in default under any of its Obligations (and no event which with the passage of time would be an Event of Default has occurred and is continuing), in the ordinary course of the Borrower's Business, (a) the Borrower may sell its Inventory, and (b) subject to sections 3.15 and 3.16 hereto, with the prior consent of the Secured Party, which will not be unreasonably withheld, the Borrower may, from time to time, refinance existing Permitted Liens in accordance with the terms thereof, replace its Equipment, acquire new Equipment and accessions to its Equipment, or acquire fee interest in (or ground lease of) any Property, subject to purchase money security interests; provided that, if the Secured Party has a leasehold mortgage or deed of trust on any lease of such Property, such lease remains in full force and effect, subject to the Secured Party's security interest and any Person with a lien on the fee interest in (or ground lease of) such Property provides the Secured Party with a nondisturbance agreement and such other assurances as the Secured Party shall reasonably request.


                                    ARTICLE V

                   SPECIAL PROVISIONS CONCERNING INSURANCE AND
                       CONDEMNATION PROCEEDS AND PROCEEDS

     5. Special Provisions Concerning Insurance and Condemnation Proceeds and Proceeds.

          5.1. Special Provisions Concerning Insurance and Condemnation Proceeds. Unless prohibited under the terms of the Property lease, if applicable, the Borrower hereby directs any and all transferors, distributors or payors (including insurance companies with whom the Borrower maintains insurance) to make payment of all Insurance and Condemnation Proceeds directly to the Secured Party and authorizes the Secured Party, in its sole discretion, to apply the same toward repayment of the Loans, whether or not due, or, toward replacement of the Collateral. Notwithstanding the terms of the Property lease, if applicable, the Borrower will use its best efforts and hereby assigns the Insurance and Condemnation Proceeds toward replacement of the Collateral and shall keep any lease or options to extend the lease in effect until the Loans are paid.

          5.2. Special Provisions Concerning Proceeds. All Proceeds, whether received by the Secured Party or by the Borrower, or by any other Person will be included in the Collateral subject to the security interest granted to the Secured Party hereunder. Upon and during the continuation of an Event of Default, the Borrower shall (a) identify, earmark, segregate and keep separate all Proceeds received by it, (b) upon the Secured Party's request, promptly account to the Secured Party for all Proceeds, and (c) hold all Proceeds received by the Borrower in trust for the benefit of the Secured Party and shall promptly (and in any event not later than the fifth day after receipt) deliver (or cause to be delivered) the same to the Secured Party and into its possession in the form received by the Borrower and at a time and in a manner satisfactory to the Secured Party.


                                   ARTICLE VI

                     SPECIAL PROVISION CONCERNING RIGHTS AND
                    DUTIES WHILE IN POSSESSION OF COLLATERAL

     6. Special Provision Concerning Rights and Duties While in Possession of Collateral.

          6.1. Borrower's Possession. Upon and during the continuance of an Event of Default, to the extent the same shall, from time to time, be in the Borrower's possession, the Borrower will hold all securities, Instruments, Chattel Paper, Documents, certificates and money and other writings evidencing or relating to the Collateral or Liquor License (if any) in trust for the Secured Party and, upon request or as otherwise provided herein, promptly deliver the same to the Secured Party in a form received and at a time and in a manner satisfactory to the Secured Party. With respect to the Collateral in the Borrower's possession the Borrower shall at the Secured Party's request take such action as the Secured Party in its discretion deems necessary or desirable to create, perfect and protect the Secured Party's security interest in any of the Collateral.

          6.2. Secured Party's Possession. With respect to all of the Collateral and those Liquor Licenses delivered or transferred to, or otherwise in the custody or control of (including any items in transit to or set apart for) the Secured Party or any of its agents, associates or correspondence in accordance with this Security Agreement, the Borrower agrees that: (a) such Collateral and Liquor Licenses will be, and is deemed to be in the sole possession of the Secured Party; (b) subject to Section 4, the Borrower has no right to withdraw or substitute any such Collateral or Liquor License without the consent of the Secured Party, which consent may be withheld or delayed in the Secured Party's sole discretion; (c) the Borrower shall not take or permit any action, or exercise any voting and other rights, powers and privileges in respect of the Collateral and Liquor Licenses inconsistent with the Secured Party's sole possession thereof; and (d) the Secured Party may in its sole discretion and without notice, without obligation or liability except to account for property actually received by it, and without affecting or discharging the Obligations, (i) further transfer and segregate the Collateral and Liquor Licenses in its possession; (ii) receive Proceeds and hold the same as part of the Collateral and/or apply the same as hereinafter provided; and (iii) exchange any of the Collateral and Liquor Licenses for other property upon reorganization, recapitalization or other readjustment. Following the occurrence of an Event of Default, the Secured Party is authorized (A) to exercise or cause its nominee to exercise all or any rights, powers and privileges (including to vote) on or with respect to the Collateral and Liquor Licenses with the same force and effect as an absolute owner thereof; (B) whether any of the Obligations be due, in its name or in the Borrower's name or otherwise, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement the Secured Party deems desirable with respect to, any of the Collateral and Liquor Licenses; and (C) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral. Notwithstanding the rights accorded the Secured Party with respect to the Collateral and Liquor Licenses, and except to the extent provided below or required by the UCC or other applicable law (which requirement cannot be modified, waived or excused), the Secured Party's sole duty with respect to the Collateral and Liquor Licenses in its possession (with respect to custody, preservation, safekeeping or otherwise) will be to deal with it in the same manner that the Secured Party deals with similar property owned and possessed by it. Without limiting the foregoing, the Secured Party, and any of its officers, directors, partners, trustees, owners, employees and agents, to the extent permitted by law (1) will have no duty with respect to the Collateral and Liquor Licenses or the rights granted hereunder; (2) will not be required to sell, invest, substitute, replace or otherwise dispose of the Collateral and Liquor Licenses; (3) will not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral and Liquor Licenses; (4) will not be liable for (or deemed to have made an election of or exercised any right or remedy on account of) any delay or failure to demand, collect or realize upon any of the Collateral and Liquor Licenses; and (5) will have no obligation or liability in connection with the Collateral and Liquor Licenses or arising under this Security Agreement. The Borrower agrees that such standard of care is reasonable and appropriate under the circumstances.


                                   ARTICLE VII

                                EVENTS OF DEFAULT

     7. Events of Default. The happening of any one or more of the following events shall constitute an "Event of Default" hereunder:

          (a) the Borrower shall fail to make any payment under this Security Agreement, the Promissory Note or any Loan Document when the same becomes due and payable and such failure shall continue for five Business Days after the Secured Party provides notice to the Borrower of such failure; or

          (b) the Borrower shall default under, fail to perform or observe any covenant or condition of or agreement in, or breach, or make a material inaccuracy in or omission from, any representation or warranty under or in, this Security Agreement, the Promissory Note, any other Loan Document, the Franchise Agreement or the License (if applicable), any financial or other statement delivered to the Secured Party or any agreement, instrument or obligation in connection with any Permitted Lien, and such default, failure, breach, inaccuracy or omission shall continue unremedied for the earliest of (i) fifteen (15) days following the date that notice of such default, failure, breach, inaccuracy or omission is given to the Borrower by the Secured Party, (ii) fifteen (15) days following the date that the Borrower first obtains knowledge of such default, failure, breach, inaccuracy or omission, or (iii) in the case of any Permitted
Lien, the occurrence of such event (or, if there exists an applicable cure period, the expiration of such cure period); or

          (c) Intentionally Deleted; or

          (d) any of the Borrower's Affiliates listed on Schedule 3 shall fail to make any payment when due under, or default under, fail to perform or observe any covenant of or condition or agreement in breach of, or make any material inaccuracy in or omission from any representation and warranty under, any security agreement with the Secured Party or note held by the Secured Party or any other loan document with the Secured Party or in any other agreement, instrument, document or certificate, or financial or other statement delivered to the Secured Party, and such failure, default or breach continues beyond any applicable grace period provided therein; or

          (e) the Borrower or any Affiliate Guarantor or any partnership in which the Borrower is a partner (each hereinafter called a "Principal Party") shall die, dissolve, merge or consolidate, suspend the transaction of business or incur any material adverse change in its financial condition or prospects; or

          (f) the Borrower or any other Principal Party shall be expelled from or suspended by any stock or securities exchange or other exchange, or any proceeding, procedure or remedy supplementary to or in enforcement of judgment (involving an amount in excess of $100,000 in the aggregate which is not insured against) shall be resorted to or commenced against, or with respect to any property of, the Borrower or any other Principal Party; or

          (g) the Borrower or any other Principal Party shall make an assignment for the benefit of, or composition with, creditors, or shall be or become insolvent or unable, or generally fail, to pay its debts when due, or shall be or become a party or subject to any bankruptcy, reorganization, insolvency or other similar proceeding, or a receiver or liquidator, custodian or trustee shall be appointed for the Borrower or any other liable party, or a substantial portion of any of the Borrower's or their respective assets and, if any of the foregoing shall occur involuntarily as to the Borrower and any other Principal Party, it shall not be dismissed with prejudice, stayed or discharged within forty-five
(45) days; or

          (h) the Borrower or any other Principal Party shall take any action to effect, or which indicates its acquiescence in, any of (e), (f) or (g), above; or

          (i) the Borrower defaults under any other loan or note to any other lender; or

          (j) notwithstanding the foregoing, if a notice of default is given to the Borrower under the lease, (if any) of the Property and such default is not cured within three (3) days from the date of such notice.


                                  ARTICLE VIII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

     8. Remedies Upon Occurrence of Event of Default.

          8.1. Cumulative Rights and Remedies. Upon the occurrence of an Event of Default, the Secured Party shall have the rights, powers and remedies (a) granted to secured parties under the UCC; (b) granted to the Secured Party under any other applicable statute, law, rule or regulation; and (c) granted to the Secured Party under this Security Agreement, the Promissory Note or any other Loan Document or any other agreement between the Borrower and the Secured Party. In addition, all such rights, powers and remedies shall be cumulative and not alternative. Any single or partial exercise of, or forbearance, failure or delay in exercising any right, power or remedy shall not be, nor shall any such single or partial exercise of, or forbearance, failure or delay be deemed to be a limitation, modification or waiver or any right, power or remedy and shall not preclude the further exercise thereof; and every right power and remedy of the Secured Party shall continue in full force and effect until such right, power and remedy is specifically waived by an instrument in writing executed and delivered with respect to each such waiver by the Secured Party.

          8.2. Acceleration of Obligations. Upon the occurrence of an Event of Default, and at any time thereafter if any Event of Default shall then be continuing, the Secured Party may, from time to time in its discretion, by written notice to the Borrower declare the Promissory Note (including any Make Whole Premium required to be paid upon prepayment of any Loan) and any other Obligations to be immediately due and payable whereupon (and, automatically without any notice, demand or other action by the Secured Party, upon the occurrence of any Event of Default set forth in subsections (e) through (h) of
Section 7) such principal, interest and other Obligations shall be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower to the maximum extent permitted by law.

          8.3. Additional Rights of the Secured Party. Upon the occurrence of an Event of Default, the Secured Party may, from time to time, in its discretion, and without the Borrower's assent, without advertisements or notices of any kind (except for the notice specified in Section 8.5 below regarding notice required in connection with a public or private sale), or demand of performance or other demand, or obligation or liability (except to account for amounts actually received) to or upon the Borrower or any other person (all such advertisements, notices and demands, obligations and liabilities, if any, hereby being expressly waived and discharged to the extent permitted by law), forthwith, directly or through its agents or representatives, (a) disclose such default and other matters (including the name, address and telephone number of the Borrower) in connection therewith in the Secured Party's reasonable discretion to any other Program Borrower, the Borrower's franchisor or franchisee (if applicable) and other creditors or obligors of the Borrower (and the Borrower understands that the Secured Party intends to make such disclosure, from time to time); (b) to the extent permitted by applicable law enter any premises, with or without the assistance of other persons or legal process; (c) require the Borrower to account for (including accounting for any products and proceeds of any Collateral), segregate, assemble, make available and deliver to the Secured Party, its agents or representatives, the Collateral and the Liquor Licenses (if any); (d) take possession of, operate, render unusable, collect, transfer and receive, recover, appropriate, foreclose, extend payment of, adjust, compromise, settle, release any claims included in, and do all other acts or things necessary or, in the Secured Party's sole discretion appropriate, to protect, maintain, preserve and realize upon, the Liquor License (if any), the Collateral and any products and proceeds thereof, in whole or in part; and
(e) exercise all rights, powers and interests with respect to any and all Collateral and Liquor Licenses, and sell, assign, lease, license, pledge, transfer, negotiate (including endorse checks, drafts, orders, or instruments), deliver or otherwise dispose (by contract, option(s) or otherwise) of the Liquor License (if any), or the Collateral or any part thereof. Any such disposition may be in one or more public or private sales, at or upon an exchange, board or system or in the county(ies), in the state(s) set forth on Schedule 1 or elsewhere, at such price, for cash or credit (or for future delivery without credit risk) and upon such other terms and conditions as it deems appropriate, with the right of the Secured Party to the extent permitted by law upon any cash sale or sales, public or private, to purchase the whole or any part of said Collateral and Liquor License, free of any right, claim or equity of redemption of or in the Borrower (such rights, claims and equity or redemption, if any, hereby being expressly waived). Notwithstanding that the Secured Party, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and Liquor License, and regardless of the value thereof, or any delay or failure to dispose thereof, unless and then only to the extent that the Secured Party proposes to retain the Collateral and/or Liquor License in satisfaction of the Obligations by written notice in accordance with the UCC, the Borrower shall be and remain liable for the payment in full of any balance of the Obligations and expenses at any time unpaid. Without limiting the foregoing, upon the Borrower's failure to abide by and comply with its obligations under Section 3 (including Sections 3.9, 3.10 or 3.18) or Section 13 hereof, in addition to its other rights and remedies, the Secured Party may (but is not required to), in its sole discretion and to the extent it deems necessary, advisable or appropriate, take or cause to be taken such actions or things to be done (including the payment or advancement of funds, or requiring advancement of funds to be held by the Secured Party to fund such obligations, including taxes or insurance) as may be required hereby (or necessary or desirable in connection herewith) to correct such failure (including causing the Collateral to be maintained or insurance protection required hereby to be procured and maintained) and any and all costs and expenses incurred (including attorney's fees and disbursements) in connection therewith shall be included in the Borrower's Obligations and shall be immediately due and payable and bear interest at the Default Rate.

          8.4. Application of Proceeds. The Secured Party may apply the net proceeds, if any, of any collection, receipt, recovery, appropriation, foreclosure or realization, or from any use, operation, sale, assignment, lease, pledge, transfer, delivery or disposition of all or any of the Collateral and/or the Liquor License (if any), after deducting all reasonable costs and expenses (including attorneys fees, court costs and legal expenses) incurred in connection therewith or with respect to the care, safekeeping, custody, maintenance, protection, administration or otherwise of any and all of said Collateral or Liquor License, or in any way relating to the rights of the Secured Party under this Security Agreement, (a) first, to the satisfaction of the Obligations, in whole or in part, in such order as the Secured Party may, in its discretion, elect; (b) second, to the payment, satisfaction or discharge of any of other Indebtedness or obligation as required by any law, rule or regulation; and (c) lastly, the surplus, if any, to the Borrower.

          8.5. Required Notice of Sale. In exercising its rights, powers and remedies as secured party, the Secured Party agrees to give the Borrower five
(5) days notice of the time and place of any public sale of Collateral or of the time after which any private sale of Collateral may take place, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Borrower agrees that such period and notice is commercially reasonable under the circumstances.

          8.6. Applicable Collateral. In furtherance and not in limitation of the foregoing, in no event shall the designation of all or any portion of the Collateral as "Applicable Collateral" restrict or limit the Secured Party in the exercise of its remedies under this Section 8. Such designation is intended solely for the purposes set forth in Section 14.2. All of the Collateral shall secure all of the Obligations. The Borrower expressly waives any right (a) to limit the Secured Party solely to the Applicable Collateral with respect to any Loan or (b) to require the Secured Party to proceed against the Applicable Collateral with respect to any Loan before proceeding against any other Collateral with respect to such Loan. The Borrower agrees that, upon the occurrence of an Event of Default, the Secured Party may proceed against the Collateral in satisfaction of any Obligation, in such manner and in such order as the Secured Party may determine in its sole and absolute discretion.

          8.7. Additional Remedies Concerning Liquor Licenses. In furtherance and not in limitation of the foregoing, upon the occurrence of an Event of Default, Borrower will continue to maintain, in good standing, any and all Liquor Licenses. Borrower will cooperate with any and all requests of Secured Party, its trustees, its receivers, or otherwise with respect to the issuance of any temporary permits or transfer of the Liquor Licenses whatsoever. In this regard, the Borrower hereby consents to the issuance of any and all temporary permits and to the transfer of any and all such Liquor Licenses to the Secured Party, its duly appointed receivers, trustees, or otherwise. Borrower covenants to take no actions inconsistent with the foregoing.


                                   ARTICLE IX

                         POST-DEFAULT POWER OF ATTORNEY

     9. Post-Default Power of Attorney. The Borrower hereby irrevocably constitutes and appoints, effective on and after the occurrence of an Event of Default, the Secured Party acting through any officer or agent thereof, with full power of substitution, as the Borrower's true and lawful attorney-in-fact with full irrevocable power and authority in the Borrower's place and stead and in the Borrower's name or in its own name, from time to time in the Secured Party's discretion, to receive, open and dispose of mail addressed to the Borrower, to take any and all action, (including the authority to act fully and completely with respect to any and all Liquor Licenses), to do all things, to execute, endorse, deliver and file any and all writings, documents, (including documents of conveyance, transfer or otherwise for Liquor Licenses), instruments, notices, statements (including financing statements, and writings to correct any error or ambiguity in any Loan Document), applications and registrations (including registrations and licenses for securities, Copyrights, Patents and Trademarks), checks, drafts, acceptances, money orders, or other evidence of payment or proceeds, which may be or become necessary or desirable in the sole discretion of the Secured Party to accomplish the terms, purposes and intent of this Security Agreement and the other Loan Documents, including the right to appear in and defend any action or proceeding brought with respect to the Collateral or Property, and to bring any action or proceeding, in the name and on behalf of the Borrower, which the Secured Party, in its discretion, deems necessary or desirable to protect its interest in the Collateral, Liquor License (if any) or Property. Any and all acts done under the foregoing authorization are hereby ratified and approved by Borrower. Said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law, unless and then only to the extent that the same constitutes its gross negligence or willful misconduct. This power is coupled with an interest and is irrevocable. THIS POWER DOES NOT AND SHALL NOT BE CONSTRUED TO AUTHORIZE ANY CONFESSION OF JUDGMENT.

                                    ARTICLE X

                                 INDEMNIFICATION

     10. Indemnification. The Borrower agrees to indemnify the Secured
Party and hold the Secured Party harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Secured Party in any way relating, in any way arising out of or in connection with this Security Agreement, the Loan Documents or the transactions contemplated hereby or thereby. Without limitation of the foregoing, the Borrower will reimburse the Secured Party for all expenses (including expenses for legal services of every kind) of, or incidental to, the negotiation of, entering into and enforcement of any of the provisions hereof and of any of the Obligations, and any actual or attempted sale, lease or other disposition of, and any exchange, enforcement, collection, compromise or settlement of any of the Collateral or the Liquor License (if any), and receipt of the Proceeds thereof, and for the care of the Collateral or the Liquor License (if any) and defending or asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall be the Borrower's Obligations.


                                   ARTICLE XI

                              OBLIGATIONS ABSOLUTE

     11. Obligations Absolute. The Borrower's Obligations will be absolute, unconditional and irrevocable and will be paid or satisfied strictly in accordance with their respective terms under all circumstances whatsoever, including: (a) the invalidity or unenforceability of all or any of, or any part of, this Security Agreement, the Promissory Note or any other Loan Document, or any consent, waiver, amendment or modification thereof; (b) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against the Secured Party, or any other Person, whether in connection with this Security Agreement, any other Loan Documents, the transactions contemplated hereby, thereby or otherwise all of which the Borrower hereby waives to the maximum extent permitted by law; or (c) the loss, theft, damage, destruction or unavailability of the Collateral or the Liquor License (if any) to the Borrower for any reason whatsoever, it being understood and agreed that the Borrower retains all liability and responsibility with respect to the Collateral and the Liquor License (if any).


                                   ARTICLE XII

                   ASSIGNMENT AND DISSEMINATION OF INFORMATION

     12. Assignment and Dissemination of Information.

          12.1. Assignment. This Security Agreement is freely assignable, in whole or in part, by the Secured Party and, to the extent of any such assignment, the Secured Party shall be fully discharged from all responsibility. The Borrower understands and agrees that the Secured Party intends to and may, from time to time, sell, pledge, grant a security interest in and collaterally assign, transfer and deliver or otherwise encumber or dispose of the Promissory Note, this Security Agreement and the other Loan Documents and its rights and powers hereunder and thereunder, in whole or in part, in connection with the Securitization or any other assignment or other disposition of the Promissory Note. The Borrower may not, in whole or in part, directly or indirectly, assign this Security Agreement or any Loan Document or its rights hereunder or thereunder or delegate its duties hereunder without, in each instance, the specific prior written consent of the Secured Party, which consent may be withheld or delayed in the Secured Party's sole discretion, and payment of the amounts required under and compliance with Section 13(b) of the Promissory Note. For purposes of this Security Agreement, a change in control of the Borrower (whether by stock sale, issuance or otherwise) shall constitute an assignment hereof.

          12.2. Dissemination of Information. If Secured Party determines at any time to sell, transfer or assign the Promissory Note, Security Agreement, or other Loan Documents, and any or all servicing rights with respect thereto, or to otherwise issue a Securitization involving the Loan Documents, Secured Party may forward to each purchaser, transferee, assignee, investor or their perspective successors in such Securitization or any rating agency rating such Securitization and each prospective investor, all documents and information which Secured Party now has or may hereafter acquire relating to the Loan Documents, the Borrower, any Guarantor and the Property, which shall have been furnished by Borrower or any Guarantor, as Secured Party determines necessary or desirable.

                                  ARTICLE XIII

                                FURTHER ASSURANCE

     13. Further Assurance. The Borrower agrees at any time and from time to time, at the Borrower's sole cost and expense, to obtain, procure, execute and deliver, file and affix such further agreements, bills of sale and assignments, instruments, documents, warehouse receipts, bills of lading, vouchers, invoices, notices, statements, writings, (including financing statements, and writings to correct any error or ambiguity in any Loan Document), powers (including stock and bond powers, and powers of attorney), tax stamps and information, and to do or cause to be done all such further acts and things (including the execution, delivery and filing of financing statements on Form UCC-1, payment of filing fees and transfer, gains and recording taxes) as the Secured Party may reasonably request, from time to time, in its discretion. Without limiting the foregoing, the Borrower authorizes the Secured Party to the extent permitted under the UCC to execute and file, or file without the Borrower's signature, any and all financing statements, amendments thereto and continuations thereof as the Secured Party deems necessary or appropriate and the Borrower shall pay and indemnify the Secured Party for and hold the Secured Party harmless from any and all costs and expenses in connection therewith. The Borrower agrees that it will promptly notify the Secured Party of and agree to correct any defect, error or omission in the contents of any of the Loan Documents or in the execution, delivery or acknowledgement thereof. The Borrower further agrees to execute, prior to or within three months following closing, a Form 4506 Request for Copy or Transcript of Tax Form, which form will be provided by Secured Party.


                                   ARTICLE XIV

                     TERM, PARTIAL RELEASE AND REINSTATEMENT

     14. Term, Partial Release and Reinstatement

          14.1. Term. This Security Agreement shall be immediately in full force and effect upon the Borrower's execution below, whether or not it is signed by the Secured Party. Upon indefeasible payment in full of the Obligations in accordance with the terms thereof, this Security Agreement and the security interest granted hereunder shall terminate and the Secured Party, at the Borrower's expense, will execute and deliver to the Borrower the proper instruments (including UCC termination statements) acknowledging the termination of such security interest, and will duly assign, transfer and deliver (without recourse, representation or warranty) such Collateral and Liquor Licenses (as applicable) as may be in the Secured Party's possession, and not to be retained, sold, or otherwise applied or released pursuant to this Security Agreement, to the Borrower, except that the Borrower's obligations under Sections 10, 11, 13 and 15 shall survive indefinitely.

          14.2. Partial Release. Upon the indefeasible payment in full of any Loan (including, without limitation, any Make Whole Premium or other amounts payable by the Borrower with respect to such Loan) in accordance with the provisions of the Promissory Note, the security interest hereunder with respect to the Applicable Collateral shall terminate, and the Secured Party, at the expense of the Borrower, will execute and deliver to the Borrower the proper instruments (including UCC partial release statements) acknowledging the termination of such security interest, and will duly assign, transfer and deliver (without recourse, representation or warranty) such of the Applicable Collateral as may be in the possession of the Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement, to the Borrower, and shall take such other action as the Borrower may reasonably request to effectuate the foregoing.

          14.3. Reinstatement. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Principal Party or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Borrower, any Principal Party or any substantial part of the Borrower's or any Principal Party's assets, or otherwise, all as though such payments had not been made.


                                   ARTICLE XV

                                  MISCELLANEOUS

     15. Miscellaneous.

          15.1. FINAL AGREEMENT; AMENDMENTS, CONSENTS, AUTHORIZATIONS. THIS SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE SECURED PARTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE SECURED PARTY. THE BORROWER UNDERSTANDS AND AGREES THAT ORAL AGREEMENTS AND ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE. THE BORROWER ACKNOWLEDGES AND AGREES THERE ARE NO ORAL AGREEMENTS BETWEEN THE BORROWER AND THE SECURED PARTY. This Security Agreement and the Loan Documents represent the entire understanding of the Secured Party and the Borrower with respect to the transactions contemplated hereby and thereby. None of the terms or provisions of this Security Agreement or any other Loan Document may be waived, altered, modified, or amended except in each instance by a specific written instrument duly executed by the Secured Party. Without limiting the foregoing, no action or omission to act shall be deemed to be a consent, authorization, representation or agreement of the Secured Party, under the UCC or otherwise, unless, in each instance, the same is in a specific writing signed by the Secured Party. The inclusion of Proceeds in the Collateral does not and shall not be deemed to authorize the Borrower to sell, exchange or dispose of the Collateral or the Franchise Agreement or otherwise use the Collateral in any manner not otherwise specifically authorized herein.

          15.2. Notices. All notices and other communications given pursuant to or in connection with this Security Agreement shall be in duly executed writing delivered to the parties at the addresses set forth below (or such other address as may be provided by one party in a notice to the other party):

      If to the Secured Party:             If to the Assignee of Secured Party:

      AMRESCO COMMERCIAL FINANCE, INC.     NORWEST BANK MINNESOTA, N.A.
      412 E. Parkcenter Blvd.              Sixth & Marquette Suite 300
      Suite 300                            Minneapolis, MN  55479-0070
      Boise, Idaho 83706                   Facsimile Number:  (612) 667-9825
      Facsimile Number: (208)333-2050

     If to the Borrower, to the Borrower's chief executive office (or residence), as represented by the Borrower herein.

     Notice delivered in accordance with the foregoing shall be effective
(a) when delivered, if delivered personally or by receipted-for telex, telecopier, or facsimile transmission, (b) two (2) days after being delivered in the United States (properly addressed and all fees paid) for overnight delivery service to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (c) five
(5) days after being deposited (properly addressed and stamped for first-class delivery) in a daily serviced United States mail box.

          15.3. Reasonableness. If at any time the Borrower believes that the Secured Party has not acted reasonably in granting or withholding any approval or consent under the Promissory Note, this Security Agreement, or any other Loan Document or otherwise with respect to the Obligations, as to which approval or consent either the Secured Party has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require the Secured Party to act reasonably, then the Borrower's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstance be maintained by the Borrower against the Secured Party.

          15.4. Recovery of Sums Required To Be Paid. The Secured Party shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Obligations as the same become due, without regard to whether or not the balance of the Obligations shall be due, and without prejudice to the right of the Secured Party thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Borrower existing at the time such earlier action was commenced.

          15.5. WAIVERS. THE BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS SET FORTH IN THIS SECURITY AGREEMENT, THE PROMISSORY NOTE AND THE OTHER LOAN DOCUMENTS KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; THE BORROWER FURTHER ACKNOWLEDGES THAT SUCH WAIVERS ARE A MATERIAL INDUCEMENT TO THE SECURED PARTY TO MAKE THE LOANS TO THE BORROWER AND THAT THE SECURED PARTY WOULD NOT HAVE MADE THE LOANS WITHOUT SUCH WAIVERS; AND THE BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES SUCH WAIVERS WITH RESPECT TO EACH OTHER LOAN IN THE PROGRAM.

          15.6. WAIVER OF TRIAL BY JURY. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND THE SECURED PARTY BY ITS ACCEPTANCE OF THE PROMISSORY NOTE AND THIS SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE PROMISSORY NOTE, THIS SECURITY AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE OBLIGATIONS.

          15.7. Relationship. The relationship of the Secured Party to the Borrower hereunder is strictly and solely that of secured lender on the one hand and borrower and guarantor on the other and nothing contained in the Promissory Note, this Security Agreement or any other Loan Document or otherwise in connection with the Obligations is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Secured Party and the Borrower other than as secured lender on the one hand and borrower and guarantor on the other.

          15.8. Time is of the Essence. For all payments to be made and all obligations to be performed under the Loan Documents, time is of the essence.

          15.9. Governing Law; Binding Effect. THIS SECURITY AGREEMENT AND ALL LOAN DOCUMENTS ARE ENTERED INTO IN THE STATE OF IDAHO, SECURED PARTY'S CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS IS LOCATED IN THE STATE OF IDAHO, AND ALL NOTICES AND SUMS PAYABLE UNDER THE LOAN DOCUMENTS RELATING TO THIS SECURITY AGREEMENT WILL BE SENT TO THE SECURED PARTY IN THE STATE OF IDAHO. BORROWER AND SECURED PARTY AGREE THAT THE VALIDITY, ENFORCEABILITY, CONSTRUCTION AND INTERPRETATION OF THIS SECURITY AGREEMENT, AND OF ALL TRANSACTIONS AND DOCUMENTS UNDER OR RELATING TO IT, WILL BE CONSTRUED, APPLIED, ENFORCED AND GOVERNED UNDER THE LAWS OF THE STATE OF IDAHO (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW), PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, ATTACHMENT, PERFECTION, PRIORITY AND ENFORCEMENT OF ANY LIENS CREATED BY THIS SECURITY AGREEMENT, THE LAWS OF THE STATE WHERE THE APPLICABLE PROPERTY IS LOCATED SHALL APPLY. This Security Agreement shall be binding upon the Borrower, and the heirs, devisees, administrators, executives, personal representatives, successors, receivers, trustees, and (without limiting Section 12 hereof) assignees, including all successors in interest of the Borrower in and to all or any part of the Collateral and the Liquor Licenses (if any), and shall inure to the benefit of the Secured Party, and the successors and assignees of the Secured Party.

          15.10. Severability. Whenever possible this Security Agreement, the Promissory Note and each Loan Document and each provision hereof and thereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof or thereof, and any determination that the application of any provision hereof or thereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

          15.11. Headings Descriptive. The headings, titles and captions used herein are for convenience only and shall not affect the construction of this Security Agreement or any term or provision hereof.

          15.12. Counterparts. This Security Agreement may be executed in a number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same agreement.

          15.13. Acknowledgement. Borrower acknowledges that Secured Party's underwriting guidelines and standards are applied on a case by case basis and that waivers may be granted in any particular case (including in the case of a borrower to be included in a pool with Borrower). Borrower further acknowledges that Secured Party's underwriting guidelines or standards may be modified at any time by Secured Party without notice to Borrower.

          15.14. Attorneys Fees and Costs. Borrower agrees that upon the occurrence of an Event of Default, the Borrower shall pay all costs and expenses actually incurred by Secured Party (including without limitation attorney's fees and disbursements) incident to the enforcement, collection, protection or preservation of any right or claim of Secured Party under the Loan Documents, including any such fees or costs incurred in connection with any bankruptcy or insolvency proceeding of Borrower.

          15.15. Loan Pool Flexibility. Secured Party shall have the right, at its sole and absolute discretion upon written notice to Borrower, to transfer (a "Transfer"), within eighteen (18) months from the effective date of this Security Agreement, all or any of the Loans and all Liens related to such Loans, from the Program to any other loan program formed by Secured Party. Upon the occurrence of a Transfer, the Loan Documents shall be automatically amended and reclassified to reflect the Transfer. Borrower shall execute all amendments or other documents Secured party deems necessary to effectuate a Transfer.

          15.16. Public Announcement. Upon the closing of the Loans, Secured Party is authorized in its discretion to issue news releases and at its own expense to publish "tombstone ads" and other announcements in newspapers, trade journals and other appropriate media, containing information about the Loans as may be deemed noteworthy by Secured Party, including without limitation the legal and trade name of Borrower, the amount of the Loan and the name, nature and location of the Collateral.

              The remainder of this page intentionally left blank.

     IN WITNESS WHEREOF, the Borrower has executed and entered into this Security Agreement and delivered it to the Secured Party on and as of the date set forth below. This document is executed under seal and intended to take effect as a sealed instrument.

Date: October 5, 1999

Attest:                                   The Quizno's Corporation

By/s/ Candace R. Arnold                   By:/s/ Patrick Meyers
-----------------------                   --------------------------
Name:Candace R. Arnold                    Name: Patrick Meyers
Title: H.R. Coordinator                   Title: Vice President/General Counsel


Attest:                                   The Quizno's Operating Company
By/s/ Candace R. Arnold                   By:/s/ Patrick Meyers
-----------------------                   --------------------------
Name:Candace R. Arnold                    Name: Patrick Meyers
Title: H.R. Coordinator                   Title: Vice President/General Counsel


Attest:                                   S & S Company
By/s/ Candace R. Arnold                   By:/s/ Patrick Meyers
-----------------------                   --------------------------
Name:Candace R. Arnold                    Name: Patrick Meyers
Title: H.R. Coordinator                   Title: Vice President/General Counsel


Attest:                                   The Quizno's Realty Company
By/s/ Candace R. Arnold                   By:/s/ Patrick Meyers
-----------------------                   --------------------------
Name:Candace R. Arnold                    Name: Patrick Meyers
Title: H.R. Coordinator                   Title: Vice President/General Counsel


Attest:                                   The Quizno's Acquisition Company
By/s/ Candace R. Arnold                   By:/s/ Patrick Meyers
-----------------------                   --------------------------
Name:Candace R. Arnold                    Name: Patrick Meyers
Title: H.R. Coordinator                   Title: Vice President/General Counsel


Attest:                                   The Quizno's Licensing Company
By/s/ Candace R. Arnold                   By:/s/ Patrick Meyers
-----------------------                   --------------------------
Name:Candace R. Arnold                    Name: Patrick Meyers
Title: H.R. Coordinator                   Title: Vice President/General Counsel


Attest:                                   Quizno's Kansas, LLC
By/s/ Candace R. Arnold                   By:/s/ Patrick Meyers
-----------------------                   --------------------------
Name:Candace R. Arnold                    Name: Patrick Meyers
Title: H.R. Coordinator                   Title: Vice President/General Counsel

                                          Address:  1415 Larimer St., Denver,
                                                    CO 80202

STATE OF COLORADO              )
                               )   ss.
COUNTY OF Denver               )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street; that he is the Vice President/General Counsel of The Quizno's Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.

/s/ Candace R. Arnold
------------------------------
Notary Public

My commission expires:
------------------------
6/16/01




STATE OF COLORADO              )
                               )   ss.
COUNTY OF Denver               )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street; that he is the Vice President/General Counsel of The Quizno's Operating Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.

/s/ Candace R. Arnold
------------------------------
Notary Public

My commission expires:
------------------------
6/16/01

STATE OF COLORADO              )
                               )   ss.
COUNTY OF Denver               )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street; that he is the Vice President/General Counsel of S&S Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.

/s/ Candace R. Arnold
------------------------------
Notary Public

My commission expires:
------------------------
6/16/01




STATE OF COLORADO              )
                               )   ss.
COUNTY OF Denver               )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street; that he is the Vice President/General Counsel of The Quizno's Realty Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.

/s/ Candace R. Arnold
------------------------------
Notary Public

My commission expires:
------------------------
6/16/01

STATE OF COLORADO              )
                               )   ss.
COUNTY OF Denver               )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street; that he is the Vice President/General Counsel of The Quizno's Acquisition Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.

/s/ Candace R. Arnold
------------------------------
Notary Public

My commission expires:
------------------------
6/16/01




STATE OF COLORADO              )
                               )   ss.
COUNTY OF Denver               )


     On the 4th day of October, 1999, before me a Notary Public personally appeared Patrick Meyers, to me known to be the person named in and who executed the foregoing instrument, who, being duly sworn, did depose and say that he resides at 1415 Larimer Street; that he is the Vice President/General Counsel of The Quizno's Licensing Company, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal of office this 4th day of October, 1999.

/s/ Candace R. Arnold
------------------------------
Notary Public

My commission expires:
------------------------
6/16/01

STATE OF COLORADO         )
                          ) ss.
COUNTY OF Denver          )


     On this 4th day of October, 1999, before me, a Notary Public, personally appeared Patrick Meyers known or identified to me (or proved to me on the oath of ___________________________ to be the Vice President/General Counsel of Quizno's Kansas, LLC, the limited liability company that executed the instrument, or the person who executed the instrument on behalf of said liability company, and acknowledged to me that such limited liability company executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Candace R. Arnold
------------------------------
Notary Public

My commission expires:
------------------------
6/16/01


                                 SECURED PARTY:

                        AMRESCO COMMERCIAL FINANCE, INC.


                      By: ________________________________
                                   Dale Conder
                                   Vice President

(SEAL)

                                   SCHEDULE 1

                             A. Borrower Information

If an individual, the Borrower's residence address:

Street:
City:
County:
State:
Zip:

The Borrower's chief executive office:    1415 Larimer Street, Denver,
CO 80202

The Borrower's state of organization:     Colorado

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name                : The Quizno's Corporation (Tax ID 84-1169286)
                            The Quizno's Licensing Company (Tax ID 84-1466476) The Quizno's Acquisition Company (Tax ID 84-1406781) The Quizno's Realty Company (Tax ID 84-1457061)
                            S & S Company (Tax ID 84-1318299)
                            The Quizno's Operating Company (Tax ID 84-1284253) Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name                : Quizno's Classic Subs

Franchise owned by (if
 applicable)              : N/A
Property                  : Leased by The Quizno's Corporation

Street Address            : 1415 Larimer Street, Denver, CO 80202

Legal Description of Property:

East Denver, Block 45, Lot 20 and 20 feet of Lot 21, City of Denver, Denver County, Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name               :  The Quizno's Corporation (Tax ID 84-1169286)
                            The Quizno's Licensing Company (Tax ID 84-1466476)
                            The Quizno's Acquisition Company (Tax ID 84-1406781)
                            The Quizno's Realty Company (Tax ID 84-1457061)
                            S & S Company (Tax ID 84-1318299)
                            The Quizno's Operating Company (Tax ID 84-1284253)
                            Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name                : Quizno's Classic Subs

Franchise owned by (if
 applicable)              : N/A
Property                  : Leased by The Quizno's Operating Company

Street Address            : 4403 S. Tamarac Parkway, Suites 5B, 6A, 6B
                            Denver, CO 80237

Legal Description of Property:

That Lease dated June 1, 1998, and all amendments thereto, between Public Storage, Inc., as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property/a portion of the following real property located in Denver County,
State of Colorado:

That portion of the North one-half of Section 9, Township 5 South, Range 67, West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, described as follows:

Commencing at the North one-quarter corner of said Section 9; thence Westerly along the North Line of said Section 9 a distance of 1,301.91 feet; thence on a deflection angle to the left of 89(Degree)55'24", 60.00 feet to a point of the South Right-of-Way Line on Quincy Avenue as recorded by Ordinance No. 349-1971; thence on a deflection angle to the left of 90(Degree)04'36" and Easterly along said Right-of-Way Line 932.19 feet to a point of curvature of a curve to the right; thence Southeasterly along the arc of said curve to the right having a central angle of 73(Degree)20'16" and a radius of 350.00 feet an arc distance of
448.00 feet to a point on the Westerly Right-of-Way Line of South Tamarac Parkway; thence Southerly along the tangent of the previously described curve and along said Westerly Right-of-Way Line, 10.00 feet; thence on a deflection angle to the right of 02(Degree)40'28" along said Westerly Right-of-Way Line
212.91 feet to the True Point of Beginning; thence continuing Southerly along the previously described course and along said Westerly Right-of-Way Line,
130.00 feet to a point on the Northwesterly Right-of-Way Line of Interstate Highway No. 225, as conveyed to the State Department of Highways in Deed recorded September 25, 1974, in Book 950, page 398, and continuing along said Northwesterly Right-of-Way Line the following four courses:

thence on a deflection angle to the right of 87(Degree)19'40", 4.00 feet; thence on a deflection angel to the left of 70(Degree)31'30", 122.00 feet; thence on a deflection angle to the right of 55(Degree)05'30", 268.10 feet to a point of curvature of a curve to the right; thence Southwesterly along the arc of said curve to the right having a central angle of 08(Degree)49'21" and a radius of 1,065.80 feet, an arc distance of 164.11 feet to a point on a non-tangent line, said point also being the Southeast corner of that parcel of land described in Book 1481 at Page 46. thence Northwesterly on a deflection angle to the right (from a prolongation of the tangent of the previously described curve) of 79(Degree)26'41" along the Easterly line of said parcel described in Book 1481 at Page 46, a distance of 247.50 feet; thence on a deflection angle to the right of 33(Degree)49'34", 153.94 feet; thence on a deflection angle to the right of 90(Degree)00'00", 205.39 feet to the point of curvature of a curve to the left; thence along the arc of said curve to the left having a central angle 33(Degree)49'34" and a radius of 215.00 feet, an arc distance of 126.93 feet to a point of tangent; thence Northeasterly along the tangent of said curve 63.93 feet to the point of curvature of a curve to the right; thence along the arc of said curve to the right having a central angle of 19(Degree)50'18" and a radius of 142.96 feet, an arc distance of 49.50 feet to a point of tangent; thence Easterly along the tangent of said curve, 67.27 feet to the True Point of Beginning.

Containing 3.377 acres more or less,

TOGETHER WITH Reciprocal Easement recorded July 20, 1977, in Book 1481 at Page 46 and August 2, 1973 in book 1489 at Page 156, amended November 16, 1984 at Reception Numbers 043458, 043460, 043464, 043468 and amended December
18, 1984 at Reception No. 054392.

and TOGETHER WITH access easement recorded April 27, 1977 in Book 1427 at Page 649, amended November 16, 1984 at Reception Numbers 043459, 043461, 043462, 043463, 043465, 043466, 043467 and December
18, 1984 at Reception No. 054393.

                              SCHEDULE 1

                     B. Pledged Store Information

Legal Name           :  The Quizno's Corporation (Tax ID 84-1169286)
                        The Quizno's Licensing Company (Tax ID 84-1466476)
                        The Quizno's Acquisition Company (Tax ID 84-1406781)
                        The Quizno's Realty Company (Tax ID 84-1457061)
                        S & S Company (Tax ID 84-1318299)
                        The Quizno's Operating Company (Tax ID 84-1284253)
                        Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name            : Quizno's Classic Subs

Franchise owned by (if
 applicable)          : N/A
Property              : Leased by The Quizno's Corporation

Street Address        : 10450  West  Colfax,  Lakewood, CO 80215

Legal Description of Property:

That Lease dated September 19, 1994, and all amendments thereto, between Douglas
P. Allen, as Landlord/successor Landlord, and The Quizno's Corporation, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property/a portion of the following real property located in Jefferson County, State of Colorado:

Lot 2, Block 3 except the North 10 feet thereof, Idlewild, County of Jefferson, State of Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name          :  The Quizno's Corporation (Tax ID 84-1169286)
                       The Quizno's Licensing Company (Tax ID 84-1466476)
                       The Quizno's Acquisition Company (Tax ID 84-1406781)
                       The Quizno's Realty Company (Tax ID 84-1457061)
                       S & S Company (Tax ID 84-1318299)
                       The Quizno's Operating Company (Tax ID 84-1284253)
                       Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name           : Quizno's Classic Subs

Franchise owned by (if
 applicable)         : N/A
Property             : Leased by The Quizno's Realty Company

Street Address       : 250 W. 14th Street,  Denver, CO 80204

Legal Description of Property:

That Lease dated December 29, 1997 , and all amendments thereto, between Forum Building Housing, LP c/o Colorado Coalition for the Homeless, as
Landlord/successor Landlord, and The Quizno's Realty Company, as
Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Denver County, State of Colorado:


The Real Estate commonly known as The Form Building, 250 West 14th Street, Denver, Colorado, County of Denver.

Also known as:

Lots 39 and 40
Block 22
Evans Addition to the City of Denver

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name             :  The Quizno's Corporation (Tax ID 84-1169286)
                          The Quizno's Licensing Company (Tax ID 84-1466476)
                          The Quizno's Acquisition Company (Tax ID 84-1406781)
                          The Quizno's Realty Company (Tax ID 84-1457061)
                          S & S Company (Tax ID 84-1318299)
                          The Quizno's Operating Company (Tax ID 84-1284253)
                          Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name             :  Quizno's Classic Subs

Franchise owned by (if
 applicable)           :  N/A
Property               :  Leased by The Quizno's Operating Company

Street Address         :  191 Blue River Parkway, Silverthorne, CO 80498

Legal Description of Property:

That Lease dated Septmber 5, 1992, and all amendments thereto, between DMS Partnership., as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Summit County, State of
Colorado:

Lot 1, RIVERVIEW SUBDIVISION, FILING NUMBER 1, according to the plat thereof filed under Reception No. 237481, County of Summit, State of Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name              : The Quizno's Corporation (Tax ID 84-1169286)
                          The Quizno's Licensing Company (Tax ID 84-1466476) The Quizno's Acquisition Company (Tax ID 84-1406781) The Quizno's Realty Company (Tax ID 84-1457061)
                          S & S Company (Tax ID 84-1318299)
                          The Quizno's Operating Company (Tax ID 84-1284253) Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name              : Quizno's Classic Subs

Franchise owned by (if
 applicable)            : N/A
Property                : Leased by The Quizno's Corporation

Street Address          : 8081 E. Orchard Road #67, Greenwood Village, CO 80111

Legal Description of Property:

That Lease dated June 22, 1990, and all amendments thereto, between Marilyn Hickey Ministries, Inc., as Landlord/successor Landlord, and The Quizno's Corporation, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property/a portion of the following real property located in Arapahoe County, State of Colorado:

A PARCEL OF LAND BEING ALL OF LOT 9 AND PART OF LOTS 10 AND 11. ALL IN BLOCK 7 OF "A SUBDIVISION OF SECTION 16" (AS RECORDED IN BOOK 2, PAGE 10). TOGETHER WITH A PART OF TRACT 5 OF "A SUBDIVISION OF SECTION 21" (AS RECORDED IN BOOK 1, PAGE
12), TOGETHER WITH THOSE PORTIONS OF EAST ORCHARD ROAD AND SOUTH ULSTER STREET, AS DEDICATED BY SAID SUBDIVISION, ALL BEING IN TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE SIXTH PRINCIPAL MERIDIAN, CITY OF GREENWOOD VILLAGE, COUNTY OF ARAPAHOE, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 9, BLOCK 7; THENCE NORTH 00(Degree) 03' 01" EAST AND ALONG THE WEST LINE OF SAID LOT 9, A DISTANCE OF
20.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID WEST LINE, A DISTANCE OF 305.32 FEET TO THE NORTHWEST CORNER OF SAID LOT 9; THENCE NORTH 89(Degree) 31' 38" EAST ALONG THE NORTH LINE OF SAID LOT 9, A DISTANCE OF
200.00 FEET; THENCE NORTH 13(Degree) 45' 33" WEST AND RADIALLY TO A CURVE ON THE SOUTHERLY BOUNDARY LINE OF THE SUBDIVISION OF GREENWOOD PLAZA SECOND FILING AMENDED PLAT (AS RECORDED IN BOOK 25, PAGES 70 AND 71), A DISTANCE OF 276.00 FEET TO A POINT ON SAID CURVE; THENCE NORTHEASTERLY ALONG SAID SOUTHERLY BOUNDARY ON A CURVE TO THE LEFT, HAVING A CENTRAL ANGLE OF 100(Degree) 41' 25" AND A RADIUS OF 50.00 FEET, AN ARC DISTANCE OF 87.87 FEET TO A POINT; THENCE NORTH 65(Degree) 33' 02" EAST ALONG SAID SOUTHERLY BOUNDARY ON A LINE RADIAL FROM THE PREVIOUSLY DESCRIBED CURVE, A DISTANCE OF 365.60 FEET TO THE POINT OF INTERSECTION WITH THE SOUTHWESTERLY RIGHT OF WAY LINE OF INTERSTATE HIGHWAY I-25; THENCE SOUTH 24(Degree) 26' 59" EAST ALONG SAID RIGHT OF WAY LINE, A DISTANCE OF 306.79 FEET TO THE INTERSECTION WITH THE WESTERLY RIGHT OF WAY LINE OF SOUTH ULSTER STREET, AS PLATTED BY SAID "A SUBDIVISION OF SECTION 16"; THENCE SOUTH 16(Degree)08' 50" EAST, A DISTANCE OF 214.42 FEET TO THE POINT OF INTERSECTION WITH THE EASTERLY RIGHT OF WAY LINE OF SAID SOUTH ULSTER STREET, SAID POINT ALSO BEING 60.00 FEET EAST OF AND OPPOSITE THE NORTHEAST CORNER OF SAID LOT; THENCE SOUTH 00(Degree) 06' 01" WEST ALONG SAID EASTERLY RIGHT OF WAY LINE, A DISTANCE OF 324.77 FEET TO THE SOUTHWEST CORNER OF LOT 8, BLOCK 6 OF SAID "A SUBDIVISION OF SECTION 16"; THENCE SOUTH 22(Degree) 00' 23" WEST, A DISTANCE OF 99.54 FEET TO A POINT ON THE CENTERLINE OF SOUTH ULSTER STREET, AS PLATTED BY SAID "A SUBDIVISION OF SECTION 21", SAID POINT LAYING 62.00 FEET SOUTH OF THE NORTH QUARTER CORNER OF SAID SECTION 21; THENCE NORTH 80(Degree)40' 40" WEST, A DISTANCE OF 658.48 FEET TO THE TRUE POINT OF BEGINNING

EXCEPTING THEREFROM, THAT PORTION AS CONVEYED TO THE STATE DEPARTMENT OF HIGHWAYS IN DEED RECORDED OCTOBER 17, 1985 IN BOOK 4574 AT PAGE 269, COUNTY OF ARAPAHOE, STATE OF COLORADO.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name           : The Quizno's Corporation (Tax ID 84-1169286)
                       The Quizno's Licensing Company (Tax ID 84-1466476) The Quizno's Acquisition Company (Tax ID 84-1406781) The Quizno's Realty Company (Tax ID 84-1457061)
                       S & S Company (Tax ID 84-1318299)
                       The Quizno's Operating Company (Tax ID 84-1284253) Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name           : Quizno's Classic Subs

Franchise owned by (if
 applicable)         : N/A
Property             : Leased by The Quizno's Operating Company

Street Address       : 2311 30th Street, Unit A, Boulder, CO 80301

Legal Description of Property:

That Lease dated September 20, 1991, and all amendments thereto, between Property Colorado SC TWG Corp., as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Boulder County, State of Colorado:

1,400 to 1,600 rentable square feet located on the 1st floor, known as Unit A and being a part of that building located in the Crossroad Commons Shopping Center located in City and County of Boulder, Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name            : The Quizno's Corporation (Tax ID 84-1169286)
                        The Quizno's Licensing Company (Tax ID 84-1466476) The Quizno's Acquisition Company (Tax ID 84-1406781) The Quizno's Realty Company (Tax ID 84-1457061)
                        S & S Company (Tax ID 84-1318299)
                        The Quizno's Operating Company (Tax ID 84-1284253) Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name            : Quizno's Classic Subs

Franchise owned by (if
 applicable)          : N/A
Property              : Leased by The Quizno's Corporation

Street Address        : 1275 Grant Street, Denver,  CO 80203

Legal Description of Property:

That Lease dated February 12, 1990, and all amendments thereto, between 1275 Grant Street Partnership, as Landlord/successor Landlord, and The Quizno's Corporation, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property/a portion of the following real property located in
Denver County, State of Colorado:


East 65 Feet of Lots 36 through 40, Block 40, H.C. Brown's Second Addition in the City and County of Denver, State of Colorado and more commonly known as 1275 Grant Street, Denver, Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name          : The Quizno's Corporation (Tax ID 84-1169286)
                      The Quizno's Licensing Company (Tax ID 84-1466476) The Quizno's Acquisition Company (Tax ID 84-1406781) The Quizno's Realty Company (Tax ID 84-1457061)
                      S & S Company (Tax ID 84-1318299)
                      The Quizno's Operating Company (Tax ID 84-1284253) Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name          : Quizno's Classic Subs

Franchise owned by (if
 applicable)        : N/A
Property            : Leased by The Quizno's Operating Company

Street Address      : 1660 Lincoln Street, Suite 105, Denver, CO 80264

Legal Description of Property:

That Lease dated July ____, 1993, and all amendments thereto, between Chancery Investment Company, Inc., as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Denver County, State of Colorado:


2,490 rentable square feet located on the 1st floor, known as suite 105 and being a part of that building located at 1660 Lincoln Street, Denver, CO 80264.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name           :  The Quizno's Corporation (Tax ID 84-1169286)
                        The Quizno's Licensing Company (Tax ID 84-1466476)
                        The Quizno's Acquisition Company (Tax ID 84-1406781)
                        The Quizno's Realty Company (Tax ID 84-1457061)
                        S & S Company (Tax ID 84-1318299)
                        The Quizno's Operating Company (Tax ID 84-1284253)
                        Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name           :  Quizno's Classic Subs

Franchise owned by (if
 applicable)         :  N/A
Property             :  Leased by The Quizno's Operating Company

Street Address       :  1695  Larimer  Street,  Denver, CO 80222

Legal Description of Property:

That Lease dated December 15, 1995, and all amendments thereto, between Larimer 98, LLC, as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property/a portion of the following real property located in Denver County, State of Colorado:

The 2,981 rentable square feet of retail space (including a prorata share of the adjacent hallway and restrooms) Commonly referred to as 1695 Larimer Street and located on the ground floor of the Barclay Plaza Office Building, 1675 Larimer Street, Denver, Colorado, whose legal description is:

The northerly 10.201 feet of Lot 26, along with Lots 27 through 32; except the rear 4 feet thereof, Block 37, East Denver Subdivision, City and County of Denver, State of Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name              : The Quizno's Corporation (Tax ID 84-1169286)
                          The Quizno's Licensing Company (Tax ID 84-1466476) The Quizno's Acquisition Company (Tax ID 84-1406781) The Quizno's Realty Company (Tax ID 84-1457061)
                          S & S Company (Tax ID 84-1318299)
                          The Quizno's Operating Company (Tax ID 84-1284253) Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name              : Quizno's Classic Subs

Franchise owned by (if
 applicable)            : N/A
Property                : Leased by The Quizno's Operating
Company

Street Address          : 14413  West  Colfax,  Lakewood, CO 80401

Legal Description of Property:

That Lease dated December 16, 1997, and any amendments thereto, between Denver West Village, Inc., as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Jefferson County, State of
Colorado:

A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF SECTION 6, TOWNSHIP 4 SOUTH, RANGE 69 WEST, OF THE SIXTH P.M., COUNTY OF JEFFERSON, STATE OF COLORADO, DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST ONE-QUARTER CORNER OF SAID SECTION 6, THENCE NORTH 00(Degree) 03' 30" EAST, ALONG THE WEST LINE OF THE NORTHWEST QUARTER OF SAID
SECTION 6, A DISTANCE OF 533.73 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF OLD GOLDEN ROAD, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE NORTH 86(Degree) 22' 30" EAST, ALONG SAID NORTHERLY RIGHT OF WAY LINE, A DISTANCE OF 1348.06 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 40 AS DESCRIBED IN PARCEL V, BOOK 415 AT PAGE 47 OF THE JEFFERSON COUNTY RECORDS; THENCE NORTH 45(Degree) 03' 27" EAST, ALONG SAID NORTHERY RIGHT OF WAY LINE, A DISTANCE OF 606.11 FEET; THENCE NORTH 44(Degree) 56' 30" WEST, A DISTANCE OF 310.00 FEET; THENCE NORTH 45(Degree) 03' 30" EAST, A DISTANCE OF
300.00 FEET; THENCE NORTH 44(Degree) 56' 30" WEST, A DISTANCE OF 15.00 FEET; THENCE NORTH 35(Degree) 44' 30" EAST, A DISTANCE OF 211.09 FEET; THENCE NORTH 62(Degree) 31' 30" EAST, A DISTANCE OF 131.97 FEET; THENCE NORTH 27(Degree) 28' 30" WEST, A DISTANCE OF 151.67 FEET; THENCE ALONG THE ARC OF A CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 40(Degree) 06' 20", AN ARC DISTANCE OF 337.51 FEET, A RADIUS OF 482.17 FEET AND A CHORD BEARING OF NORTH 64(Degree) 09' 21" EAST WITH A DISTANCE OF 330.66 FEET; THENCE NORTH 44(Degree) 06' 12" EAST, A DISTANCE OF
51.65 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF THAT TRACT OF LAND DESCRIBED IN BOOK 2175 AT PAGE 100; THENCE NORTH 45(Degree) 53' 48" WEST, ALONG SAID SOUTHWESTERLY LINE, A DISTANCE OF 9.17 FEET; THENCE CONTINUING ALONG SAID SOUTHWESTERLY LINE, NORTH 67(Degree) 41' 54" WEST, A DISTANCE OF 76.29 FEET; THENCE SOUTH 44(Degree) 06' 12" WEST, A DISTANCE OF 77.57 FEET; THENCE ALONG THE ARC OF A CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 40(Degree) 29' 24" AN ARC DISTANCE OF 239.30 FEET, A RADIUS OF 338.62 FEET AND A CHORD BEARING OF SOUTH 64(Degree) 20' 54" WEST WITH A DISTANCE OF 234.35 FEET; THENCE SOUTH 84(Degree) 35' 36" WEST, A DISTANCE OF 175.00 FEET; THENCE ALONG THE ARC OF A CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 10(Degree) 17' 06" AN ARC DISTANCE OF 175.92 FEET, A RADIUS OF 980.00 FEET AND A CHORD BEARING OF SOUTH 89(Degree) 44' 09" WEST WITH A DISTANCE OF 175.68 FEET; THENCE NORTH 85(Degree) 07' 18" WEST, A DISTANCE OF 170.92 FEET; THENCE ALONG THE ARC OF A CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 13(Degree) 16' 21" AN ARC DISTANCE OF 48.18 FEET, A RADIUS OF
208.00 FEET AND A CHORD BEARING OF SOUTH 88(Degree) 14' 31" WEST WITH A DISTANCE OF 48.08 FEET TO A POINT ON THE SOUTHERLY LINE OF THAT TRACT OF LAND DESCRIBED AT RECEPTION NO. 86033660; THENCE SOUTH 48(Degree) 29' 36" WEST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF 562.06 FEET TO A POINT ON THE SOUTHERLY RIGHT OF WAY LINE OF INTERSTATE HIGHWAY 70 AS DESCRIBED ON BOOK 1770 AT PAGE 187; THENCE SOUTH 44(Degree) 06' 13" WEST, ALONG SAID SOUTHERLY RIGHT OF WAY LINE, A DISTANCE OF 1335.53 FEET TO A POINT ON THE WEST LINE OF THE NORTHWEST QUARTER OF SAID SECTION 6; THENCE SOUTH 00(Degree) 03' 30" WEST, ALONG SAID WEST LINE, A DISTANCE OF 45.80 FEET TO THE POINT OF BEGINNING, CONTAINING 1,411,156 SQUARE FEET OR 32.40 ACRES, MORE OR LESS. TOGETHER WITH BLOCKS 1 AND 2, DENVER WEST BANK/OFFICE/BUSINESS PARK SEGMENT, COUNTY OF JEFFERSON, STATE OF COLORADO.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name             :  The Quizno's Corporation (Tax ID 84-1169286)
                          The Quizno's Licensing Company (Tax ID 84-1466476)
                          The Quizno's Acquisition Company (Tax ID 84-1406781)
                          The Quizno's Realty Company (Tax ID 84-1457061)
                          S & S Company (Tax ID 84-1318299)
                          The Quizno's Operating Company (Tax ID 84-1284253)
                          Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name              : Quizno's Classic Subs

Franchise owned by (if
 applicable)            : N/A
Property                : Leased by The Quizno's Operating Company

Street Address          : 818  17th  Street,  Denver,  CO 80202

Legal Description of Property:

That Lease dated May 12, 1998, and all amendments thereto, between HEP-Denver, Ltd., as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Denver County, State of Colorado:


A certain tract of land situated in the County of Denver, State of Colorado and more particularly described as follows:

Lots 28 to 32, inclusive, Block 129, East Denver, City and County of Denver, State of Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name            :  The Quizno's Corporation (Tax ID 84-1169286)
                         The Quizno's Licensing Company (Tax ID 84-1466476)
                         The Quizno's Acquisition Company (Tax ID 84-1406781)
                         The Quizno's Realty Company (Tax ID 84-1457061)
                         S & S Company (Tax ID 84-1318299)
                         The Quizno's Operating Company (Tax ID 84-1284253)
                         Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name             : Quizno's Classic Subs

Franchise owned by (if
 applicable)           : N/A
Property               : Leased by The Quizno's Corporation

Street Address         : 4495 Washington Street, Denver, CO 80216

Legal Description of Property:

That Lease dated March 23, 1995, and all amendments thereto, between A. Gene Byrne and Ethel Irene Byrne, as Landlord/successor Landlord, and The Quizno's Corporation, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Denver County, State of Colorado:

Lots 19, 20, 21, 22, 23, 24 Block 4 Garden Place City and County of Denver State of Colorado

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name            :  The Quizno's Corporation (Tax ID 84-1169286)
                         The Quizno's Licensing Company (Tax ID 84-1466476)
                         The Quizno's Acquisition Company (Tax ID 84-1406781)
                         The Quizno's Realty Company (Tax ID 84-1457061)
                         S & S Company (Tax ID 84-1318299)
                         The Quizno's Operating Company (Tax ID 84-1284253)
                         Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name            :  Quizno's Classic Subs

Franchise owned by (if
 applicable)          :  N/A
Property              :  Leased by The Quizno's Operating Company

Street Address        :  1250 S. Hover Road,  Bldg.  8A, Longmont, CO 80501

Legal Description of Property:

That Lease dated January 29, 1992, and all amendments thereto, between CBL Peripheral Properties Limited Partnership, as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Boulder County,
State of Colorado:


Lot Eight A (8A) Twin Peaks Mall Subdivision Replat "A", City of Longmont, Boulder County, Colorado, as shown on plat recorded on Film 1355, Reception No. 690304 in the Recorder's Office of Boulder County, Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name             :  The Quizno's Corporation (Tax ID 84-1169286)
                          The Quizno's Licensing Company (Tax ID 84-1466476)
                          The Quizno's Acquisition Company (Tax ID 84-1406781)
                          The Quizno's Realty Company (Tax ID 84-1457061)
                          S & S Company (Tax ID 84-1318299)
                          The Quizno's Operating Company (Tax ID 84-1284253)
                          Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name             :  Quizno's Classic Subs

Franchise owned by (if
 applicable)           :  N/A
Property               :  Leased by The Quizno's Operating Company

Street Address         :  12201 E. Arapahoe Road, #6B, Englewood, CO 80112

Legal Description of Property:

That Lease dated October 24, 1997, and all amendments thereto, between Concord/Southfield Center, as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Arapahoe County, State of Colorado:


All of Lots 1 and 2, Block 1, Southfield Park Subdivision,
Except that portion conveyed to Arapahoe County in Deed Recorded
October 26, 1984, in Book 4292, at Page 458.
County of Arapahoe
State of Colorado

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name               : The Quizno's Corporation (Tax ID 84-1169286)
                           The Quizno's Licensing Company (Tax ID 84-1466476) The Quizno's Acquisition Company (Tax ID 84-1406781) The Quizno's Realty Company (Tax ID 84-1457061)
                           S & S Company (Tax ID 84-1318299)
                           The Quizno's Operating Company (Tax ID 84-1284253) Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name               : Quizno's Classic Subs

Franchise owned by (if
 applicable)             : N/A
Property                 : Leased by The Quizno's Operating Company

Street Address           : 6525 Gunpark Drive, Boulder, CO 80301

Legal Description of Property:

That Lease dated January 31, 1986, and all amendments thereto, between Gunbarrel Square Center, LLC, as Landlord/successor Landlord, and The Quizno's Operating Company, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Boulder County, State of
Colorado:


Lot 1, Gunbarrel Square, less Pad 1 and Pad 2, a resubdivision of Tract "L" and Tracts "K" and "M", Gunbarrel Green Second Replat, a Subdivision in the northwest 1/4 of Section 11, Township 1 North, Range 70 West of the 6th P.M., County of Boulder, State of Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name             : The Quizno's Corporation (Tax ID 84-1169286)
                         The Quizno's Licensing Company (Tax ID 84-1466476) The Quizno's Acquisition Company (Tax ID 84-1406781) The Quizno's Realty Company (Tax ID 84-1457061)
                         S & S Company (Tax ID 84-1318299)
                         The Quizno's Operating Company (Tax ID 84-1284253) Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name             : Quizno's Classic Subs

Franchise owned by (if
 applicable)           : N/A
Property               : Leased by The Quizno's Corporation

Street Address         : 9425 S. University Blvd., Highlands Ranch, CO 80126

Legal Description of Property:

That Lease dated June 30, 1993, and all amendments thereto, between Highlands Ranch Marketplace, LLC, as Landlord/successor Landlord, and The Quizno's Corporation, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Douglas County, State of Colorado:


2003 sq. Ft. Located in the shopping center described as Lots 1-5, Highlands Ranch filing no. 123-A, County of Douglas, State of
Colorado.

                                   SCHEDULE 1

                          B. Pledged Store Information

Legal Name             :  The Quizno's Corporation (Tax ID 84-1169286)
                          The Quizno's Licensing Company (Tax ID 84-1466476)
                          The Quizno's Acquisition Company (Tax ID 84-1406781)
                          The Quizno's Realty Company (Tax ID 84-1457061)
                          S & S Company (Tax ID 84-1318299)
                          The Quizno's Operating Company (Tax ID 84-1284253)
                          Quizno's Kansas, LLC (Tax ID 91-1921744)

Trade Name             :  Quizno's Classic Subs

Franchise owned by (if
 applicable)           :  N/A
Property               :  Leased by The Quizno's Operating Company

Street Address         :  999 18th Street, Denver, CO 80202

Legal Description of Property:

That Lease dated September 24, 1996, and all amendments thereto, between Denver-Stellar Associates Limited Partnership, as Landlord/successor Landlord, and The Quizno's Corporation, as Tenant/successor Tenant, doing business as a Quizno's restaurant, which covers the following real property located in Denver County,
State of Colorado:

PARCEL A

Lots 1 through 32, inclusive, Block 110, TOGETHER WITH, the vacated alley in said Block 110, EAST DENVER, City and County of Denver, State of Colorado.

PARCEL B

Revocable Permit or License in City and County of Denver Ordinance 427, Series of 1978, recorded July 2, 1985 at Reception No. 033657 to encroach with basement wells and vehicular ramps in those parts of 18th Street, 19th Street, Champs Street and Curtis Street bounding Block 110, EAST DENVER, located within the boundaries described as follows:

COMMENCING as the most Westerly corner of Block 110, EAST DENVER; thence Northwesterly and parallel with the Southwesterly line of said Block 110 extended Northwesterly 1 foot to the TRUE POINT OF BEGINNING; thence Northeasterly and parallel with the Northwesterly line of said Block 110, 70 feet; thence Northwesterly and parallel with the Southwesterly line of said Block 110 extended Northwesterly 3 feet; thence Northeasterly and parallel with the Northeasterly line of said Block 110, 30 feet; thence Northwesterly and parallel with the Southwesterly line of said Block 110, extended Northwesterly 8 feet; thence Northeasterly and parallel with the Northwesterly line of said Block 110, 290 feet; thence Easterly to a point that is 9 feet Southeasterly from the most Northerly corner of said Block 110 and 10 feet Northeasterly from the Northeasterly line of said Block 110; thence Southeasterly and parallel with the Northeasterly line of said Block 110, 255 feet; thence Southerly to a point 5 feet Southeasterly from the most Easterly corner of said Block 110 and 12 feet Southeasterly from the Southeasterly line of said Block 110; thence Southwesterly and parallel with the Southeasterly line of said Block 110, 385 feet; thence Westerly to a point 9 feet Northwesterly from the most Southerly corner of said Block 110 and 10 feet Southwesterly from the Southwesterly line of said Block 110; thence Northwesterly and parallel with the Southwesterly line of said Block 110, 251 feet; thence Northerly to the TRUE POINT OF BEGINNING.

PARCEL C

Revocable Permit or License in City and County of Denver Ordinance No. 220, Series of 1981, recorded July 11, 1985 at Reception No. 037797, to encroach with concrete planters in the following described areas in the City and County of Denver and State of Colorado, to-wit:

Those parts of Curtis Street, Champs Street and 18th Street described as follows:

Encroachment "A"

That part of Curtis Street adjacent to Block 110, East Denver, described as follows: Beginning at a point on the Northwesterly line of Block 110, East Denver, said point being 27.19 feet Southwesterly of the most Northerly corner thereof; thence on an angle to the right of 133(Degree) 46' 47" a distance of
1.94 feet; thence on an angle to the left of 90(Degree) 06' 36" a distance of
7.15 feet; thence on an angle to the left of 43(Degree) 24' 36" a distance of
3.58 feet; thence on an angle to the left of 45(Degree) 17' 02" a distance of
1.77 feet; thence on an angle to the right of 43(Degree) 24' 37" a distance of
11.14 feet; thence on an angle to the right of 42(Degree) 52' 15" a distance of
1.72 feet; thence on an angle to the left of 43(Degree) 17' 57" a distance of
11.91 feet; thence on an angle to the left of 44(Degree) 00' 31" a distance of
1.63 feet; thence on an angle to the right of 43(Degree) 30' 51: a distance of
11.08 feet; thence on an angle to the right of 45(Degree) 21' 35" a distance of
1.77 feet; thence on an angle to the left of 44(Degree) 49' 34" a distance of
47.05 feet; thence on an angle to the left of 44(Degree) 59' 30" a distance of
8.98 feet to a point on the Northwesterly line of Block 110, East Denver; thence Northeasterly along said Northwesterly line 99.86 feet to the point of beginning.

Encroachment "B"

That part of Curtis Street adjacent to Block 110, East Denver, described as follows: Beginning at a point on the Northwesterly line of Block 110, East Denver, said point being 141.28 feet Southwesterly of the most Northerly corner thereof; thence on an angle to the right of 134(Degree) 37' 42" a distance of
18.33 feet; thence on an angle to the left of 89(Degree) 02' 22" a distance of
0.61 feet; thence on an angle to the left of 46(Degree) 22' 20" a distance of
12.31 feet; thence on an angle to the left of 44(Degree) 15' 58" a distance of
3.48 feet; thence on an angle to the right of 44(Degree) 58' 27" a distance of
17.58 feet to a non-tangent point of curve; thence along a curve to the right having a radius of 8.38 feet and a central angle of 107(Degree) 01' 35" a distance of 15.65 feet to a point on the Northwesterly line of Block 110, East Denver; thence Northeasterly along said Northwesterly line a distance of 11.87 feet to the point of beginning.

Encroachment "C"

That part of the Champs Street adjacent to Block 110, East Denver, described as follows: Beginning at a point on the Southeasterly line of Block 110, East Denver, said point being 16.55 feet Northeasterly from the most Southerly corner thereof; thence on an angle to the right of 90(Degree) 47' 59" a distance of
3.66 feet; thence on an angle to the left of 90(Degree) 45' 52" a distance of
50.21 feet; thence on an angle to the left of 43(Degree) 06' 04" a distance of
6.22 feet to a point on the Southeasterly line of said Block 110; thence Southwesterly along said Southeasterly line 61.56 feet to the point of beginning.

Encroachment "D"

That part of 18th Street adjacent to Block 110, East Denver, described as follows: Beginning at a point on the Southwesterly line of Block 110, East Denver, said point being 12.57 feet Northwesterly from the most Southerly corner thereof; thence on an angle to the left of 89(Degree) 31' 03" a distance of 3.59 feet; thence on an angle to the right of 89(Degree) 36' 12" a distance of 25.53 feet to a non-tangent point of curve; thence along a curve to the left having a radius of 7.26 feet and a central angle of 29(Degree) 35' 19" a distance of 3.75 feet to a point on the Southwesterly line of said Block 110; thence Southeasterly along said Southwesterly line a distance of 24.49 feet to the point of beginning.

                                   SCHEDULE 2

                              UCC Filing Locations


                    State of        State of
State Located      Principal     Incorporation       City         County     State
--------------    -----------    -------------   -----------  ------------  ---------
Colorado          Colorado       Colorado        Denver        Arapahoe       CO
                                                 Boulder       Boulder        CO
                                                 Silverthorne  Summit         CO
                                                 Highlands     Douglas        CO
                                                  Ranch
                                                 Denver        Denver         CO
                                                 Lakewood      Jefferson      CO
                                                 Greenwood     Arapahoe       CO
                                                  Village
                                                 Longmont      Boulder        CO
SOS,
Colorado


                                   SCHEDULE 3

              List all Borrower's Affiliates who have executed loan
                         documents to the Secured Party.

Name of Affiliate       Address                 Relationship to Borrower
-----------------       -------                 ------------------------

                                 NONE

                                   SCHEDULE 4

                              Applicable Collateral


Loan Number        Store Name     Address
-----------        ----------     -------

E. Arapahoe        Quizno's       12201 E. Arapahoe Rd., #6B,
                                  Englewood, CO 80112
Gunpark            Quizno's       6525 Gunpark Drive, Boulder, CO 80301
Blue River         Quizno's       191 Blue River Parkway,
                                  Silverthorne, CO 80498
E. Orchard         Quizno's       8081 E. Orchard Rd., #67,
                                  Greenwood Village, CO 80111
Pearl Street       Quizno's       2311 30th Street, Unit A,
                                  Boulder, CO 80301
S. University      Quizno's       9425 S. University Blvd.,
                                  Highlands Ranch, CO 80126
Grant Street       Quizno's       1275 Grant Street, Denver, CO
                                  80203
S. Hover           Quizno's       1250 S. Hover Rd., Bldg. 8A,
                                  Longmont, CO 80501
Lincoln Street     Quizno's       1660 Lincoln Street, Suite 105,
                                  Denver, CO 80264
West Colfax        Quizno's       10450 West Colfax, Lakewood, CO
                                  80215
N. Washington      Quizno's       4495 Washington St., Denver, CO
                                  80216
W. Colfax          Quizno's       14413 West Colfax Ave., Lakewood,
                                  CO 80401
18th Street        Quizno's       999 18th Street, Denver, CO 80202
Larimer            Quizno's       1695 Larimer St., Denver, CO 80222
W. 14th Street     Quizno's       250 W. 14th Street, Denver, CO
                                  80204
S. Tamarac         Quizno's       4403 S. Tamarac Parkway, Suites
                                  5B, 6A, 6B, Denver, CO 80237
17th Street        Quizno's       818 17th Street, Denver, CO 80202
Corporate Office   N/A            1415 Larimer Street, Denver, CO
                                  80202

                                   SCHEDULE 5

                                 Liquor Licenses
                               [IF NONE, SO STATE]



                                               Type of Permit and
Licensee      Unit Address      License No.      Issuing Entity      Expiration
----------    ------------      -----------    ------------------    -----------

                                 NONE

                                   SCHEDULE 6

                             Trademarks and Patents

                        Trademarks - Federal Registration


                        Registration         Date of          Application
Trademark                  Number         Registration         Serial No.
---------                  ------         ------------         ----------
Smoothy Q                                                     75-705, 786
Smoothie Q (Stylized)                                         75-705, 785
Quizno's Subs Oven Baked
 Classics (& Design)      2,228,680          3/2/99
Cheeze Louise (&
 Design)                  2,144,161         3/17/98
Cheeze Louise Home Bake
 Pizza (& Design)         2,125,221        12/30/97
Quizno's  Classic Subs
 Express                  2,086,598          8/5/97
Q Quizno's (& Design)     1,965,096          4/2/96
Quizno's (& Design)       1,716,834         9/15/92
Bain's                    1,640,049          4/2/91
Quizno's (Stylized)       1,317,421         1/29/85
Bain's Cafeteria
 (Stylized)                 959,079         5/15/73


                         Patents - Federal Registration

                                Registration          Date of       Application
Patent                              Number          Registration     Serial No.
-------                        ---------------      ------------    -----------

                                 NONE

                                   SCHEDULE 7

       Pending Claims Regarding Franchise Agreements as of October 7, 1999


                    Pending          Claims Related to
Franchisee        Litigation        Past Due Royalties      Past Due Royalties
------------      -----------       ------------------     --------------------

Abene                Yes                     No                    N/A
Anderson             Yes                     No                    N/A
Spicer               Yes                     No                    N/A
LDC Partners         Yes                    Yes             Greater than $10,000
                                                             but less than
                                                             $20,000
Wagner               Yes                     No                    N/A
Hot Concepts         Yes                     No                    N/A
Gateway              Bankruptcy              Yes            Under $10,000
Wheaton              No                      Yes            Under $10,000
Orland Park          No                      Yes            Greater than $10,000
                                                             but less than
                                                             $20,000
Ralston Plaza        No                      Yes            Under $10,000
Madison (Closed)     No                      Yes            Under $10,000

                                    Exhibit A

                                    UCC LIST

Quizno's Kansas, LLC


Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------

General Electric              SOS-Kansas            2553233            Restaurant      To be paid at closing
                                                                       Equipment

General Electric              Butler County,        431                Restaurant      To be paid at closing
                               Kansas                                  Equipment

General Electric              Sedgwick              99-01234           Restaurant      To be paid at closing
                               County, KS                              Equipment

Quizno's Classic Subs


Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------


Norwest Bank                  SOS - Colorado        F0464852           Accounts,       Obtain termination
                                                                        chattel paper,
                                                                        contract rights

Stoico Restaurant Group, Inc.


Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------

Liberty Bank & Trust          Sedgwick              97 02475           Acct's          Verify collateral;
                               County, KS                              Receivable       obtain termination
                                                                       Inventory

The Quizno's Corporation


Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------

Retail & Restaurant           Boulder County, CO    01670350           Tangible and    Release as to
Growth Capital                                                          intangible      ACFI's collateral
                                                                        personal
                                                                        property, incl.
                                                                        Accounts, chattel
                                                                        paper, inventory






GE Capital                    Boulder               1898130            Restaurant      To be paid at closing
                               County, CO                              Equipment

GE Capital                    Arapahoe              A7004530           Restaurant      To be paid at closing
                               County, CO                              Equipment

Retail & Restaurant           Arapahoe              A9013780           Tangible        Release as to ACFI's
Growth Capital                 County, CO                               and intangible
                                                                        collateral
                                                                        personal
                                                                        property,
                                                                        incl.
                                                                        Accounts,
                                                                        chattel
                                                                        paper,
                                                                        inventory

Meridian Financial            Jefferson             F0571266           Personal        To be paid at closing
Corp.                          County, CO                              property


GE Capital                    Jefferson             F0789854           Restaurant      To be paid at closing
                               County, CO                              equipment

Meridian Financial            Douglas               9839811            Personal        To be paid at closing
Corp.                          County, CO                              property


Retail & Restaurant           Denver                9700004315         Tangible        Release as to ACFI's
Growth Capital                 County, CO                              and intangible  collateral
                                                                       personal
                                                                       property,
                                                                       incl.
                                                                       Accounts,
                                                                       chattel
                                                                       paper,
                                                                       inventory

Retail & Restaurant           Denver                9700004316         Tangible        Release as to ACFI's
Growth Capital                 County, CO                               and            collateral
                                                                        intangible
                                                                        personal
                                                                        property,
                                                                        incl.
                                                                        Accounts,
                                                                        chattel
                                                                        paper,
                                                                        inventory

Amendment/Release                                   9800140007

Colorado Business             SOS - CO              9700069178          Restaurant     To be paid at closing
 Leasing                                                                FF&E


Amendment                                           9900089788






Colorado Business             SOS - CO              9700092973          Restaurant     To be paid at closing
Leasing                                                                 FF&E


Amendment                                           9900089790


Colorado Business             SOS - CO              9700092975          Restaurant     To be paid at closing
Leasing                                                                 FF&E

Amendment                                           9900089786

GE Capital                    SOS - CO              9900013845          Restaurant     To be paid at closing
                                                                        equipment

Retail & Restaurant           SOS - CO              A7004531            Tangible       Release as to ACFI's
Growth Capital                                                          and            collateral
                                                                        intangible
                                                                        personal
                                                                        property,
                                                                        incl.
                                                                        Accounts,
                                                                        chattel
                                                                        paper,
                                                                        inventory

Retail & Restaurant           SOS - CO              U0146952            Tangible       Release as to ACFI's
Growth Capital                                                          and            collateral
                                                                        intangible
                                                                        personal
                                                                        property,
                                                                        incl.
                                                                        Accounts,
                                                                        chattel
                                                                        paper,
                                                                        inventory

Retail & Restaurant           SOS - CO              19972000584         Tangible       Release as to ACFI's
Growth Capital                                                          and intangible collateral
                                                                        personal
                                                                        property,
                                                                        incl.
                                                                        Accounts,
                                                                        chattel
                                                                        paper,
                                                                        inventory

Amendment/Partial                                    19982050508
Release

Retail & Restaurant           SOS - CO               9700004316         Tangible       Release as to ACFI's
Growth Capital                                                          and            collateral
                                                                        intangible
                                                                        personal
                                                                        property,
                                                                        incl.
                                                                        Accounts,
                                                                        chattel
                                                                        paper,
                                                                        inventory






Amendment/Partial                                    9800140007
Release

Meridian Financial            SOS - CO               F0571267           Personal      To be paid at closing
Corporation                                                             property


Meridian Financial            SOS - CO               9800032717         Personal      To be paid at closing
Corporation                                                             property


GE Capital                    SOS - CO               9800032717         Restaurant    To be paid at closing
                                                                        equipment


Meridian Financial            SOS - CO               9900013844         Personal      To be paid at closing
Corporation                                                             property


Colorado Business             SOS - CO               9700069177         Restaurant    To be paid at closing
Leasing                                                                 FF&E


Amendment                                            9900089787

GE Capital                    SOS - CO               F0789855           Restaurant    To be paid at closing
                                                                        equipment


GE Capital                    SOS - CO               40152207           Restaurant    To be paid at closing
                                                                        equipment


GE Capital                    SOS - CO               A9013781           Restaurant    To be paid at closing
                                                                        equipment


Colorado Business             SOS - CO               9700092974         Personal      To be paid at closing
Leasing                                                                 property


Amendment                                            9900089785

Colorado Business             SOS - CO               9700092972         Personal      To be paid a closing
Leasing                                                                 property


Amendment                                            9900089789

Newcourt                      SOS - CO               19992017263        Phone          Permitted encumbrance
Communications                                                          equipment

GE Capital                    SOS - CO               19992004786        Restaurant     To be paid at closing
                                                                        equipment


Meridian Financial            SOS - CO               19982070374        Personal       To be paid at closing
Corporation                                                             property






Meridian Financial            SOS - CO               19982034339        Personal       To be paid at closing
Corporation                                                             property


Meridian Financial            SOS - CO               19982019591        Personal       To be paid at closing
Corporation                                                             property

Meridian Financial            SOS - CO               19982019590        Personal       To be paid at closing
Corporation                                                             property


Meridian Financial            SOS - CO               19982019589        Personal       To be paid at closing
Corporation                                                             property


Meridian Financial            SOS - CO               19982014632        Personal       To be paid at closing
Corporation                                                             property

The Quizno's Acquisition Company


Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------

Bain's Deli                   SOS - CO              19982018855         Accounts,      Verify collateral;
Franchise Associates                                                    inventory,     obtain termination
                                                                        equipment

Sue Hoover

Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------

IRS                           SOS - CO              19872548277        Lien for Tax    Verify collateral
                                                                       Period 1980     (Blue River)



Falcon Financial (Corporation) (LLC)

Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------

Key Bank Commercial           SOS - CO              19992011981        Inventory,      Verify collateral
Loan Services                                                          equipment       location
                                                                                       (S. University)






The Quizno's Operating Company


Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------

Yogurt Ventures, USA          SOS - CO              19982022801        Smoothie        Verify collateral
                                                                       equipment       location

Advanta Business              SOS - CO              19962057900        Printer,        Verify collateral
Services                                                               terminal        location


Schaden & Schaden, Inc.

Secured Party/(Plaintiff):    Filing Location:      Filing Number:     Collateral:     Action Required:
--------------------------    ----------------      --------------     -----------     ----------------

Colorado Dept. Of             Boulder County, CO    1812412            Judgment        Verify collateral
Revenue                                                                                location


                                    Exhibit B

                             Permitted Encumbrances

                   [Subject to approval of the Secured Party]



Name of Secured Party or Lienor        $ Amount     Collateral or Property Encumbered
-------------------------------      ------------   ---------------------------------

Newcourt Communications              $1,500/mo         Phone equipment


                                    Exhibit C

                                     Form of
                             Compliance Certificate

AMRESCO Commercial Finance, Inc.
412 E. Parkcenter Blvd., Suite 300
Boise, Idaho 83706

                    Re: Pledge and Security Agreement, dated October 5, 1999, by the Borrower in favor of AMRESCO Commercial Finance, Inc. (the "Security Agreement").

     The Borrower hereby certifies to the Secured Party (as defined in the Security Agreement) that (i) all representations and warranties made by the Borrower in the Security Agreement, as of the date hereof, are true and correct in all material respects as if made on the date hereof; (ii) the Borrower has performed all of its covenants and other Obligations (as defined in the Security Agreement) required to be performed under the Loan Documents (as defined in the Security Agreement) as of the date hereof; (iii) no Event of Default (as defined in the Security Agreement) has occurred and the Borrower has no reason to believe that an Event of Default will occur any time in the six-month period following the date hereof; (iv) all information provided regarding year-to-date sales of each Pledged Store, as indicated below, is true, complete and correct; and (v) all information, reports, statements and financial and other data furnished by the Borrower to the Secured Party, its agents or representatives in connection with the Borrower's Loans and secured Obligations were, on the date so furnished, and are true, complete and correct.

     IN WITNESS WHEREOF, the undersigned has caused this Compliance Certificate to be executed and delivered for and on behalf of the Borrower, this ____ day of _____________, ____.

The Quizno's Corporation             The Quizno's Licensing Company

By:_________________________________ By:_________________________________
Name:                                Name:
Title:                               Title:

The Quizno's Acquisition Company     The Quizno's Realty Company

By:_________________________________ By:_________________________________
Name:                                Name:
Title:                               Title:

S & S Company                        The Quizno's Operating Company

By:_________________________________ By:_________________________________
Name:                                Name:
Title:                               Title:

Quizno's Kansas, LLC

By:_________________________________
Name:
Title:



          Pledged Store                   Year-To-Date Sales
      ---------------------              ---------------------